Exhibit 10.2

OUTSIDE DIRECTOR
McKESSON CORPORATION
STATEMENT OF TERMS AND CONDITIONS APPLICABLE TO
RESTRICTED STOCK UNITS GRANTED TO
OUTSIDE DIRECTORS PURSUANT TO THE 2013 STOCK PLAN

I.	INTRODUCTION
The following terms and conditions shall apply to Restricted Stock Unit Awards granted under the Plan and are subject to the terms and conditions of the Plan. This Statement of Terms and Conditions is intended to meet the requirements of Code Section 409A and any regulations and rules promulgated thereunder. In the event of any inconsistency between this Statement of Terms and Conditions and the Plan, the Plan shall govern. Capitalized terms not otherwise defined in this Statement of Terms and Conditions shall have the meaning set forth in the Plan.

II.	RESTRICTED STOCK UNITS
1.Award Agreement. A Restricted Stock Unit Award granted to an Outside Director under the Plan shall be evidenced by a Restricted Stock Unit Agreement to be executed by the Outside Director and the Corporation setting forth the terms and conditions of the Restricted Stock Unit Award. Each Restricted Stock Unit Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions and together both documents shall constitute the Restricted Stock Unit Agreement. The Restricted Stock Units are also subject to the terms and conditions of the Plan.
2.Terms and Conditions. The Administrator administering the Plan has authority to determine the Outside Directors to whom, and the time or times at which, grants of Restricted Stock Units will be made, the number of Units to be awarded, and all other terms and conditions of such awards. With respect to annual Restricted Stock Unit Awards granted to Outside Directors under the Plan, such awards shall be subject to the following terms, conditions and restrictions.
(A)Grant Date. Each Outside Director may be granted a Restricted Stock Unit Award on the date of each annual meeting of stockholders. An Outside Director that is elected to the Board between annual meetings of stockholders may also be granted a Restricted Stock Unit Award on the date that the Board determines in its sole discretion.
(B)Number of Units. Unless otherwise determined by the Board or the Committee, the number of Units granted for the annual meeting grant will be determined by dividing the Fair Market Value of a Share on the date of grant into $150,000 (with any fractional Unit rounded up to the nearest whole Unit). In addition, unless otherwise determined by the Board or the Committee, the Lead Independent Director shall be granted an annual meeting grant determined by dividing the Fair Market Value of a Share on the date of grant into $25,000 (with any fractional

2013 Stock Plan STC (Outside Director)

Unit rounded up to the nearest whole Unit). Notwithstanding the foregoing, in no event shall the aggregate number of Units granted to a director pursuant to such annual meeting grant or grants exceed 5,000. A newly elected Outside Director may receive a prorated annual meeting grant effective upon the date of the Outside Director's election to the Board.
(C)No Restrictions. Each Restricted Stock Unit Award granted to an Outside Director will be fully vested on the date of grant.
3.Dividend Equivalents. Dividend equivalents in respect of Restricted Stock Units may be credited on behalf of an Outside Director to a deferred cash account or converted into additional Restricted Stock Units, which will be subject to all of the terms and conditions of the underlying Restricted Stock Unit Award. Currently, dividend equivalents in respect of Restricted Stock Units granted to Outside Directors are credited to a deferred cash account and accrue interest at a rate determined by the Committee until such time as the underlying Shares are issued.
4.Assignability. An Outside Director shall not be permitted to sell, transfer, pledge, assign or encumber Restricted Stock Units, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act.
5.No Stockholder Rights. Neither an Outside Director nor any person entitled to exercise an Outside Director's rights in the event of the Outside Director's death shall have any of the rights of a stockholder with respect to a Restricted Stock Unit Award except to the extent that a book entry has been entered in the records of the Corporation's transfer agent with respect to the underlying Shares paid upon the settlement of any Restricted Stock Unit Award as described in Section II.6 below.
6.Time of Payment of Restricted Stock Units. Except as noted in Section II.7 below, Restricted Stock Units granted to Outside Directors shall not be paid until after the Outside Director's separation of service with the Corporation (“Automatic Deferral Requirement”). “Separation of service” shall have the meaning provided under the McKesson Corporation Deferred Compensation Administration Plan III (“DCAP III”). Payment shall be made in Shares in the form of an appropriate book entry entered in the records of the Corporation's transfer agent recording the Outside Director's unrestricted interest in the number of Shares subject to the Restricted Stock Unit Award.
7.Satisfaction of Director Stock Ownership Guidelines. For those Outside Directors who have met the Director Stock Ownership Guidelines in effect at the time, Restricted Stock Unit grants shall not be subject to the Automatic Deferral Requirement and such grants will be immediately converted into Shares and distributed to the Outside Director; provided, however, that the Outside Director may elect to defer receipt of the Shares underlying the Restricted Stock Units.
8.Deferrals of Restricted Stock Units. Deferrals of Restricted Stock Units, whether elective or pursuant to the Automatic Deferral Requirement, shall be subject to the terms and conditions of DCAP III.

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III.	MISCELLANEOUS
1.No Effect on Terms of Service with the Corporation. Nothing contained in this Statement of Terms and Conditions, the Plan or a Restricted Stock Unit Agreement shall affect the Corporation's right to terminate the service of any Outside Director.
2.Grants to Outside Directors in Foreign Countries. If an Outside Director is not a United States citizen, the Board has the full discretion to deviate from this Statement of Terms and Conditions in order to adjust a Restricted Stock Unit Award to prevailing local conditions, including custom and legal and tax requirements. Furthermore, the Corporation reserves the right to impose other requirements on the Outside Director's participation in the Plan, on the Award and on any Shares acquired under the Plan, to the extent the Corporation determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Outside Director to sign any additional agreements or undertaking that may be necessary to accomplish the foregoing.
3.Information Notification. Any information required to be given under the terms of a Restricted Stock Unit Award shall be addressed to the Corporation in care of its Corporate Secretary at McKesson Corporation, One Post Street, San Francisco, California 94104, and any notice to be given to an Outside Director shall be addressed to the Outside Director at the address indicated beneath the Outside Director's name on the Restricted Stock Unit Agreement or such other address as either party may designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office.
4.Administrator Decisions Conclusive. All decisions of the Administrator administering the Plan upon any questions arising under the Plan, under this Statement of Terms and Conditions, or under a Restricted Stock Unit Agreement, shall be conclusive and binding on all persons.
5.No Effect on Other Benefit Plans. Nothing herein contained shall affect an Outside Director's right, if any, to participate in and receive benefits from and in accordance with the then current provisions of any benefit plan or program offered by the Corporation.
6.Withholding. Each Outside Director shall agree to make appropriate arrangements with the Corporation for satisfaction of any applicable federal, state or local income tax withholding requirements or payroll tax requirements, if any is required.
7.Successors. This Statement of Terms and Conditions and the Restricted Stock Unit Agreements shall be binding upon and inure to the benefit of any successor or successors of the Corporation. “Outside Director” as used herein shall include the Outside Director's Beneficiary.
8.Delaware Law. The interpretation, performance, and enforcement of this Statement of Terms and Conditions and all Restricted Stock Unit Agreements shall be governed by the laws of the State of Delaware.

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CHIEF EXECUTIVE OFFICER

McKESSON CORPORATION
STATEMENT OF TERMS AND CONDITIONS APPLICABLE TO
OPTIONS, RESTRICTED STOCK, RESTRICTED STOCK UNITS AND
PERFORMANCE SHARES GRANTED TO CHIEF EXECUTIVE
OFFICER PURSUANT TO THE 2013 STOCK PLAN

I.	INTRODUCTION
The following terms and conditions shall apply to an Award granted under the Plan and are subject to the terms and conditions of the Plan. This Statement of Terms and Conditions is intended to meet the requirements of Code Section 409A and any rules promulgated thereunder. In the event of any inconsistency between this Statement of Terms and Conditions and the Plan, the Plan shall govern. Capitalized terms not otherwise defined in this Statement of Terms and Conditions shall have the meaning set forth in the Plan.

II.	OPTIONS
1.Option Agreement. An Option granted under the Plan shall be evidenced by an Option Agreement setting forth the terms and conditions of the Option, including whether the Option is an Incentive Stock Option or a Nonstatutory Stock Option and the number of Shares subject to the Option. Each Stock Option Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions and together both documents shall constitute the Option Agreement. The Option is also subject to the terms and conditions of the Plan.
2.Exercise Price. The Exercise Price of an Option, as specified in the Option Agreement, shall be equal to or greater than the Fair Market Value of the Shares underlying the Option on the Grant Date.
3.Option Period. An Option shall be exercisable only during the applicable Option Period, and during such Option Period the exercisability of the Option shall be subject to the vesting provisions of Section II.4 as modified by the rules set forth in Sections II.5 and V. The Option Period shall be not more than seven years from the Grant Date.
4.Vesting of Right to Exercise Options.
(A)Except as provided in Sections II.5 and V, an Option shall be exercisable during the Option Period in accordance with the following vesting schedule:  (i) 25% of the Shares subject to the Option shall vest on the first anniversary of the Grant Date; (ii) an additional 25% of the Shares shall vest on the second anniversary of the Grant Date; (iii) an additional 25% of the Shares shall vest on the third anniversary of the Grant Date; and (iv) the remaining 25% of the Shares subject to the Option shall vest on the fourth anniversary of the Grant Date. Notwithstanding

2013 Stock Plan STC (CEO)

the foregoing, the Administrator may specify a different vesting schedule at the time the Option is granted, which will be specified in the Option Grant Notice.
(B)Any vested portion of an Option not exercised hereunder shall accumulate and be exercisable at any time on or before the Expiration Date, subject to the rules set forth in Sections II.5 and V. No Option may be exercised for less than 5% of the total number of Shares then available for exercise under such Option. In no event shall the Corporation be required to issue fractional Shares.
5.Limits on Option Period and Acceleration of Vesting. The Option Period may end before the Expiration Date, and in certain circumstances the vesting schedule of an Option may be accelerated (subject to the provisions of Section V), as follows:
(A)If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period for reasons other than for Cause, Long‑Term Disability, Normal Retirement, Early Retirement or death, the Option Period shall end on the earlier of (x) 90 days after the date of the Participant's termination of employment and (y) the Expiration Date, and in all cases the Option shall be exercisable only to the extent that it was exercisable under the provisions of the foregoing Section II.4 at the time of such termination of employment. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short‑Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
(B)If the Participant's employment is terminated for Cause during the Option Period, the Option Period shall end on the date of such termination of employment and the Option shall thereupon not be exercisable to any extent whatsoever.
(C)If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates due to Long‑Term Disability during the Option Period, the vesting schedule of the Participant's Option shall be accelerated, the Option shall become fully exercisable and the Option Period shall end on the earlier of (x) three years after the date of the Participant's termination of employment and (y) the Expiration Date.
(D)If the Participant's employment is terminated:
(i)    By reason of Normal Retirement, the vesting schedule of the Participant's Option shall be accelerated and the Option shall become fully exercisable as of the date of Normal Retirement; or
(ii)    By reason of Early Retirement, the Option shall be exercisable only to the extent that it was exercisable under the provisions of the foregoing Section II.4 at the time of such Early Retirement.

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(iii)    With respect to an Option held by a Participant at Normal Retirement or Early Retirement, the Option Period for that portion of the Option designated as a Nonstatutory Stock Option shall end on the earlier of (x) three years after the date of such retirement and (y) the Expiration Date.
(E)If a Participant should die (i) while in the employ of the Corporation or an Affiliate and (ii) during the Option Period, the vesting schedule of the Participant's Option shall be accelerated and the Option shall become fully exercisable, the Option Period shall end on the earlier of (x) three years after the date of death and (y) the Expiration Date, and the Participant's Beneficiary may exercise the entire unexercised portion of the then exercisable Shares covered by such Option (or any lesser amount) remaining on the date of death.
(F)If a Participant who ceases to be a bona fide employee of the Corporation or an Affiliate is subsequently rehired prior to the expiration of the Participant's Option, then the Option shall continue to remain outstanding until the earlier of (x) such time as the Participant subsequently terminates employment and (y) the Expiration Date. Upon the Participant's subsequent termination of employment, the post‑termination exercise period calculated pursuant to the terms and conditions of this Section II.5 shall be reduced by the number of days between the date of the Participant's initial termination of employment and the Participant's re‑hire date; provided, however, that if the rehired Participant continues to be employed by the Corporation or an Affiliate for at least one year from the Participant's rehire date, then the post termination exercise period for the Option shall be determined in accordance with Sections II.5(A) through (E) and shall not be adjusted as described in this Section II.5(F).
6.Method of Exercise. A Participant may exercise an Option with respect to all or any part of the exercisable Shares as follows:
(A)By giving the Corporation, or its authorized representative designated for this purpose, written notice of such exercise specifying the number of Shares as to which the Option is so exercised. Such notice shall be accompanied by an amount equal to the Exercise Price multiplied by the number of Shares exercised, in the form of any one or combination of the following:  cash or a certified check, bank draft, postal or express money order payable to the order of the Corporation in lawful money of the United States. Unless otherwise determined by the Administrator in its sole discretion, the Participant may pay the Exercise Price, in whole or in part, by tendering to the Corporation or its authorized representative Shares, which have been owned by the Participant for at least six months prior to said tender, and having a fair market value, as determined by the Corporation, equal to the Exercise Price, or in lieu of the delivery of actual Shares in such tender, the Corporation may accept an attestation by the Participant, in a form prescribed by the Corporation or its authorized representative, that the Participant owns sufficient Shares of record or in an account in street name to satisfy the Exercise Price, and such attestation will be deemed a tender of Shares for purposes of this method of exercise. The Corporation or its authorized representative may accept payment of the amount due upon the exercise of the Option in the form of a Participant's personal check. Payment may also be made by delivery (including by FAX transmission) to the Corporation or its authorized representative of an executed irrevocable Option exercise form together with irrevocable instructions to an approved registered investment broker to sell Shares in an amount

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sufficient to pay the Exercise Price plus any applicable Tax-Related Items (as defined in Section VII.6) and to transfer the proceeds of such sale to the Corporation.
(B)If required by the Corporation, by giving satisfactory assurance in writing, signed by the Participant, the Participant shall give the Participant's assurance that the Shares subject to the Option are being purchased for investment and not with a view to the distribution thereof; provided that such assurance shall be deemed inapplicable to (1) any sale of the Shares by such Participant made in accordance with the terms of a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the U.S. Securities Act of 1933, as amended (the “Securities Act”) and with respect to which no stop order suspending the effectiveness thereof has been issued, and (2) any other sale of the Shares with respect to which, in the opinion of counsel for the Corporation, such assurance is not required to be given in order to comply with the provisions of the Securities Act.
(C)As soon as practicable after receipt of the notice and the assurance described in Sections II.6(A) and (B), the Corporation shall, without transfer or issue tax (except for withholding tax arrangements contemplated in Section VII.6) and without other incidental expense to the Participant, credit the purchased Shares to the Participant's brokerage account of record. If the Participant does not have a brokerage account of record, then the Corporation shall cause an appropriate book entry to be entered in the records of the Corporation's transfer agent recording the Participant's unrestricted interest in the purchased Shares; provided, however, that the time of such delivery may be postponed by the Corporation for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act, the Exchange Act, any applicable listing requirements of any national securities exchange and requirements under any other law or regulation applicable to the issuance or transfer of the Shares.
7.Limitations on Transfer. An Option shall, during a Participant's lifetime, be exercisable only by the Participant. No Option or any right granted thereunder shall be transferable by the Participant by operation of law or otherwise, other than by will or the laws of descent and distribution. Notwithstanding the foregoing: (i) a Participant may designate a beneficiary to succeed, after the Participant's death, to all of the Participant's Options outstanding on the date of death; (ii) a Nonstatutory Stock Option may be transferable pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act; and (iii) any Participant, who is a senior executive officer recommended by the Chief Executive Officer of the Corporation and approved by the Administrator may voluntarily transfer any Nonstatutory Stock Option to a Family Member as a gift or through a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. In the event of any attempt by a Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of an Option or of any right thereunder, except as provided herein, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Corporation at its election may terminate the affected Option by notice to the Participant and the Option shall thereupon become null and void.
8.No Stockholder Rights. Neither a Participant nor any person entitled to exercise a Participant's rights in the event of the Participant's death shall have any of the rights of a stockholder

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with respect to the Shares subject to an Option except to the extent that a book entry has been entered in the records of the Corporation's transfer agent with respect to such Shares upon the exercise of an Option.

III.	RESTRICTED STOCK
1.Restricted Stock Agreement. A Restricted Stock Award granted under the Plan shall be evidenced by a Restricted Stock Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Restricted Stock Award. Each Restricted Stock Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions and together both documents shall constitute the Restricted Stock Agreement. The Restricted Stock Award is also subject to the terms and conditions of the Plan.
2.Rights with Respect to Shares of Restricted Stock. Upon written acceptance of a Restricted Stock Award by a Participant, including the restrictions and other terms and conditions described in the Plan and the Restricted Stock Agreement, the Corporation shall cause an appropriate book entry to be entered in the records of the Corporation's transfer agent recording the Participant's interest in the Restricted Stock. From and after the Grant Date, the Participant shall have the rights of Common Stock ownership, including the right to vote and to receive dividends on Shares of Restricted Stock, subject to the terms, conditions and restrictions described in the Plan and the Restricted Stock Agreement.
3.Special Restrictions. Each Restricted Stock Award made under the Plan shall be subject to the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Administrator; provided, however, that no Restricted Stock grant shall be subject to additional terms, conditions and restrictions which are more favorable to a Participant than the terms, conditions and restrictions set forth elsewhere in the Plan or the Restricted Stock Agreement.
(A)Restrictions. Until the restrictions imposed on any Restricted Stock grant shall lapse (the “Restriction Period”), Shares of Restricted Stock granted to a Participant (i) shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act and (ii) shall, if the Participant's continuous employment with the Corporation or any of its Affiliates shall terminate for any reason (except as otherwise provided in the Plan or in Section III.3(B)) be returned to the Corporation forthwith, and all the rights of the Participant to such Shares shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short‑Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
(B)Termination of Employment by Reason of Death, Long‑Term Disability or Normal Retirement. Notwithstanding any provision contained herein or in the Plan or the Restricted Stock Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Award ceases to

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be a bona fide employee of the Corporation or an Affiliate as a result of death, Long‑Term Disability or Normal Retirement, then the restrictions imposed on any Restricted Stock Award shall lapse as to all Shares granted to such Participant pursuant to such Restricted Stock Award on the date of such termination.
(C)Restriction on Sale. The Compensation Committee reserves the right to impose a restriction on the sale of Shares that the Participant receives upon the vesting and settlement of a Restricted Stock Award, unless the Participant has satisfied the ownership targets applicable to the Participant as provided in the Stock Ownership Policy.
4.Dividends. Cash dividends paid with respect to Restricted Stock during the Restriction Period shall be credited on behalf of the Participant to a deferred cash account (in a manner designed to comply with Code Section 409A) and the restrictions on such cash dividends shall lapse at the same time that the restrictions lapse on the associated Restricted Stock Award. Stock dividends paid with respect to Restricted Stock during the Restriction Period shall be treated as Restricted Stock which shall be subject to the same restrictions as the original award for the duration of the Restricted Period.
5.Election to Recognize Gross Income in the Year of Grant. If any Participant validly elects within 30 days of the Grant Date, to include in gross income for federal income tax purposes an amount equal to the fair market value of the Shares of Restricted Stock granted on the Grant Date, such Participant shall (at the same time or prior to the date that the Participant files the Participant's election with the Internal Revenue Service) (A) pay to the Corporation, or make arrangements satisfactory to the Administrator to pay to the Corporation in the year of such grant, any federal, state or local taxes required to be withheld with respect to such Shares in accordance with Section VII.6 and (B) provide the Administrator with a copy of the election filed with the Internal Revenue Service.
6.Restrictive Legend. Each book entry in the records of the Corporation's transfer agent evidencing Shares granted pursuant to a Restricted Stock grant may bear an appropriate legend referring to the terms, conditions and restrictions described in the Plan and/or the Restricted Stock Agreement.
7.Expiration of Restricted Period. If and when the Restriction Period applicable to the Restricted Stock expires without a prior forfeiture, Shares shall be credited to the Participant's brokerage account of record. If the Participant does not have a brokerage account of record, then an appropriate book entry recording the Participant's interest in the unrestricted Shares shall be entered on the records of the Corporation's transfer agent.

IV.	RESTRICTED STOCK UNITS AND PERFORMANCE SHARES
1.Award Agreement.
(A)Restricted Stock Units granted under the Plan shall be evidenced by a Restricted Stock Unit Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Restricted Stock Units. Each Restricted Stock Unit Grant Notice

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shall incorporate by reference and be subject to this Statement of Terms and Conditions and together both documents shall constitute the Restricted Stock Unit Agreement. The Restricted Stock Units are also subject to the terms and conditions of the Plan.
(B)Performance Shares granted under the Plan shall be evidenced by a Performance Share Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Performance Shares. Each Performance Share Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions and together both documents shall constitute the Performance Share Agreement. Performance Shares are also subject to the terms and conditions of the Plan.
2.Special Restrictions. Restricted Stock Units and Performance Shares granted under the Plan shall be subject to the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Administrator, consistent with the terms of the Plan.
(A)Restrictions. If a Participant ceases to be a bona fide employee of the Corporation or any Affiliate (except as otherwise provided in the Plan or in Section IV.2(B)) prior to the lapse of the restrictions imposed on the Award, the unvested Restricted Stock Units or Performance Shares shall be canceled, and all the rights of the Participant to such Awards shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short‑Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
(B)    Termination of Employment by Reason of Death, Long‑Term Disability or Normal Retirement. Notwithstanding any provision contained herein or in the Plan, the Restricted Stock Unit Agreement or Performance Share Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date shall, while in such employment, be terminated as a result of Death, Long‑Term Disability or Normal Retirement, then the restrictions imposed on any Award of Restricted Stock Units or Performance Shares shall lapse on the date of such termination.
(C)    Restriction on Sale. The Compensation Committee reserves the right to impose a restriction on the sale of Shares that the Participant receives upon the settlement of Restricted Stock Units or Performance Shares, unless the Participant has satisfied the ownership targets applicable to the Participant as provided in the Stock Ownership Policy.
3.Dividend Equivalents. Subject to discretion of the Compensation Committee, dividend equivalents shall be credited in respect of Restricted Stock Units and Performance Shares. Cash dividends shall be credited on behalf of the Participant to a deferred cash account (in a manner designed to comply with Code Section 409A) and the restrictions on such cash dividends shall lapse at the same time that the restrictions lapse on the associated Award of Restricted Stock Units or Performance Shares (as applicable), and cash dividends, along with accrued interest (if any) on such cash dividends, shall be paid in a lump sum at the same time that the Shares underlying the

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Restricted Stock Unit or Performance Share Award, and to which the cash dividends relate, are distributed. Stock dividends shall be converted into additional Restricted Stock Units or Performance Shares, which will be subject to all of the terms and conditions of the underlying Restricted Stock Units or Performance Shares, including the same vesting restrictions as the underlying Award.
4.Assignability. A Participant shall not be permitted to sell, transfer, pledge, assign or encumber Restricted Stock Units or Performance Shares, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act.
5.No Stockholder Rights. Neither a Participant nor any person entitled to exercise a Participant's rights in the event of the Participant's death shall have any of the rights of a stockholder with respect to an Award of Restricted Stock Units or Performance Shares except to the extent that a book entry has been entered in the records of the Corporation's transfer agent with respect to the Shares paid upon the settlement of any vested Restricted Stock Units or Performance Shares.
6.Time of Payment of Restricted Stock Units and Performance Shares. Upon the lapse of the restriction imposed on Restricted Stock Units or Performance Shares, all Restricted Stock Units and Performance Shares that were not forfeited pursuant to Section IV.2(A) or V shall be paid to the Participant as soon as reasonably practicable after the restrictions lapse. Payment shall be made in Shares to the Participant's brokerage account of record. If the Participant does not have a brokerage account of record, then in the form of an appropriate book entry entered in the records of the Corporation's transfer agent recording the Participant's unrestricted interest in the number of Shares subject to the Restricted Stock Units or Performance Shares.
Notwithstanding the foregoing, if a Participant becomes eligible for Normal Retirement prior to the date of the lapse of restriction imposed on the Restricted Stock Units is scheduled to occur and the vesting provisions of Section IV(2)(B) apply, then such Restricted Stock Units shall be paid to the Participant in full at the earlier of (x) the date on which the Participant has a Separation from Service, subject to the delay of payment (if applicable) provided in Section VII.15, and (y) the fixed date on which the lapse of restrictions was originally scheduled to occur. The procedures set forth in Section VII.6 will be applied for any taxes due upon the lapse of restriction imposed on the Restricted Stock Units due to a Participant's Normal Retirement eligibility.

V.	SPECIAL FORFEITURE AND REPAYMENT RULES
Any other provision of this Statement of Terms and Conditions to the contrary notwithstanding, if the Administrator determines that a Participant has engaged in any of the actions described in 3 below, the consequences set forth in 1 and 2 below shall result:
1.Any outstanding Option shall immediately and automatically terminate, be forfeited and shall cease to be exercisable, without limitation. In addition, any Award of Restricted Stock, Restricted Stock Units or Performance Shares as to which the restrictions have not lapsed shall immediately and automatically be forfeited and such Shares of Restricted Stock shall be returned

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to the Corporation and all of the rights of the Participant to such Awards and the underlying Shares shall immediately terminate.
2.If the Participant exercised an Option within 12 months prior to the date upon which the Corporation discovered that the Participant engaged in any actions described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained by the exercise of such Option measured at the date of exercise. In addition, if the restrictions imposed on any Award of Restricted Stock, Restricted Stock Units or Performance Shares (including any unpaid dividends or Dividend Equivalents) lapsed within 12 months prior to the date the Corporation discovered that the Participant engaged in any action described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained with respect to such Award, measured at the date such Award vested.
3.The consequences described in 1 and 2 above shall apply if the Participant, either before or after termination of employment with the Corporation or its Affiliates:
(A)Discloses to others, or takes or uses for the Participant's own purpose or the purpose of others, any trade secrets, confidential information, knowledge, data or know‑how or any other proprietary information or intellectual property belonging to the Corporation or its Affiliates and obtained by the Participant during the term of the Participant's employment, whether or not they are the Participant's work product. Examples of such confidential information or trade secrets include, without limitation, customer lists, supplier lists, pricing and cost data, computer programs, delivery routes, advertising plans, wage and salary data, financial information, research and development plans, processes, equipment, product information and all other types and categories of information as to which the Participant knows or has reason to know that the Corporation or its Affiliates intends or expects secrecy to be maintained;
(B)Fails to promptly return all documents and other tangible items belonging to the Corporation or its Affiliates in the Participant's possession or control, including all complete or partial copies, recordings, abstracts, notes or reproductions of any kind made from or about such documents or information contained therein, upon termination of employment, whether pursuant to retirement or otherwise;
(C)Fails to provide the Corporation with at least 30 days' written notice prior to directly or indirectly engaging in, becoming employed by, or rendering services, advice or assistance to any business in competition with the Corporation or its Affiliates. As used herein, “business in competition” means any person, organization or enterprise which is engaged in or is about to become engaged in any line of business engaged in by the Corporation or its Affiliates at the time of the termination of the Participant's employment with the Corporation or its Affiliates;
(D)Fails to inform any new employer, before accepting employment, of the terms of this paragraph and of the Participant's continuing obligation to maintain the confidentiality of the trade secrets and other confidential information belonging to the Corporation or its Affiliates and obtained by the Participant during the term of the Participant's employment with the Corporation or any of its Affiliates;

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(E)Induces or attempts to induce, directly or indirectly, any of the customers of the Corporation or its Affiliates, employees, representatives or consultants to terminate, discontinue or cease working with or for the Corporation or its Affiliates, or to breach any contract with the Corporation or any of its Affiliates, in order to work with or for, or enter into a contract with, the Participant or any third party;
(F)Engages in conduct which is not in good faith and which disrupts, damages, impairs or interferes with the business, reputation or employees of the Corporation or its Affiliates; or
(G)Fails to meet the Participant's continuing obligations with respect to non-disclosure, non-competition and/or non-solicitation under the Participant's agreement with the Corporation or any Affiliate.
The Administrator shall determine in its sole discretion whether the Participant has engaged in any of the acts set forth in (A) through (G) above, and its determination shall be conclusive and binding on all interested persons.
Any provision of this Section V which is determined by a court of competent jurisdiction to be invalid or unenforceable should be construed or limited in a manner that is valid and enforceable and that comes closest to the business objectives intended by such invalid or unenforceable provision, without invalidating or rendering unenforceable the remaining provisions of this Section V.

VI.	CHANGE IN CONTROL
If as a result of a Change in Control, the Common Stock ceases to be listed for trading on a national securities exchange (an “Exchange”), any Option, Restricted Stock Award, Restricted Stock Unit Award, or Performance Share Award that is unvested on the effective date of the Change in Control shall continue to vest according to the terms and conditions of such Award, provided that such Award is replaced with an award for voting securities of the resulting corporation or the acquiring corporation, as the case may be, (including without limitation, the voting securities of any corporation which as a result of the Change in Control owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) (the “Surviving Company”) which are traded on an Exchange (a “Replacement Award”), which Replacement Award, (i) in the case of an Option, shall consist of an option with the number of underlying shares and exercise price determined in a manner consistent with Code Section 424(a) with vesting and any other terms continuing in the same manner as the replaced Option; (ii) in the case of a Performance Share Award, shall consist of restricted stock or restricted stock units with a value (determined using the Surviving Company's stock price as of the effective date of the Change in Control) equal to the value of the Performance Share Award (determined using the Corporation's stock price and assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control), with any restrictions on such restricted stock or restricted stock units lapsing at the end of the measuring period over which performance for the replaced Performance Share Award was to be measured prior to the granting of the Replacement Award; and (iii) in the case of a Restricted Stock Award or Restricted Stock Unit Award, shall consist of restricted stock or restricted stock units with a value (determined using the Surviving Company's stock price as of

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the effective date of the Change in Control) equal to the value of the Restricted Stock Award or Restricted Stock Unit Award (determined using the Corporation's stock price as of the effective date of the Change in Control), with any restrictions on such restricted stock or restricted stock units lapsing at the same time and manner as the replaced Award; provided, however, that in the event of the Participant's involuntary Separation from Service by the Corporation without Cause or Separation from Service by the Participant for Good Reason during the vesting period of any Replacement Award, the Replacement Award shall immediately vest and be paid as soon as practicable following such Separation from Service (subject to Section VII.15), based on the fair market value of the underlying shares on the vesting date, or in the case of options, based on the excess of the fair market value of the underlying shares over the option exercise price on the vesting date. If any Option, Restricted Stock Award, Restricted Stock Unit Award, or Performance Share Award that is unvested at the effective time of the Change in Control is not replaced with a Replacement Award, such Award shall immediately vest and, in the case of a Performance Share Award, shall vest based upon deemed attainment of target performance or actual performance achieved, if greater.
If as a result of a Change in Control, the Common Stock continues to be listed for trading on an Exchange, any unvested Option, Restricted Stock Award, or Restricted Stock Unit Award shall continue to vest according to the terms and conditions of such Award and any Performance Share Award shall be replaced with a Restricted Stock Award or Restricted Stock Unit Award where the number of shares subject to such Restricted Stock Award or Restricted Stock Unit Award shall be equal to the number of Performance Shares assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control with any restrictions on such Restricted Stock Award or Restricted Stock Unit Award lapsing at the end of the measuring period over which performance for the replaced Performance Share Award was to be measured prior to the granting of the replacement Award; provided however, that, in the event of the Participant's involuntary Separation from Service by the Corporation without Cause or Separation from Service by the Participant for Good Reason during the vesting period of an Award, such Award shall immediately vest and be paid as soon as practicable following such Separation from Service (subject to Section VII.15).

VII.	MISCELLANEOUS
1.No Effect on Terms of Employment. Participation in the Plan shall not create a right to further employment with the Participant's employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate, with or without cause, or change the terms of employment of a Participant at any time.
2.Grants to Participants in Foreign Countries. In making grants to Participants in foreign countries, the Administrator has the full discretion to deviate from this Statement of Terms and Conditions in order to adjust grants under the Plan to prevailing local conditions, including custom and legal and tax requirements. Furthermore, the Corporation reserves the right to impose other requirements on the Participant's participation in the Plan on the Award and on any Shares acquired under the Plan, to the extent the Corporation determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the

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Participant to sign any additional agreements or undertaking that may be necessary to accomplish the foregoing.
3.Information Notification. Any information required to be given under the terms of an Award shall be addressed to the Corporation in care of its Corporate Secretary at McKesson Corporation, One Post Street, San Francisco, California 94104, and any notice to be given to a Participant shall be addressed to such Participant at the address indicated beneath the Participant's name on the Award Agreement or such other address as either party may designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office.
4.Administrator Decisions Conclusive. All decisions of the Administrator administering the Plan upon any questions arising under the Plan or under an Award Agreement, shall be conclusive and binding on all interested persons.
5.No Effect on Other Benefit Plans. Nothing herein contained shall affect a Participant's right to participate in and receive benefits from and in accordance with the then current provisions of any pensions, insurance or other employment welfare plan or program offered by the Corporation.
6.Withholding. Regardless of any action the Corporation or the Employer takes with respect to any federal, state or local income tax, social insurance, payroll tax, payment on account or other tax-related items related to the Participant's participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant's responsibility and may exceed the amount actually withheld by the Corporation or the Employer. The Participant further acknowledges that the Corporation and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the grant, vesting or exercise of the Award, as applicable, the subsequent sale of Shares acquired pursuant to the Plan and the receipt of any dividends and/or dividend equivalents; and (2) do not commit and are under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate the Participant's liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, the Participant acknowledges that the Corporation and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to any relevant taxable or tax withholding event, as applicable, the Participant will pay or make adequate arrangements satisfactory to the Corporation and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (1) withholding from the Participant's wages or other cash compensation paid to the Participant by the Corporation and/or the Employer; (2) withholding from proceeds of the sale of Shares acquired under the Plan either through a voluntary sale or through a mandatory sale arranged by the Corporation (on the Participant's behalf pursuant to this authorization and any other authorization the Corporation and/or the broker designated by the

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Corporation may require the Participant to sign in connection with the sale of Shares); or (3) withholding Shares to be issued upon grant, vesting/settlement or exercise, as applicable. Calculation of the number of Shares to be withheld shall be made based on the closing price of the Common Stock on the New York Stock Exchange on the date that the amount of tax to be withheld is determined. In no event, however, shall the Corporation be required to issue fractional Shares. With respect to an Award other than an Option, if adequate arrangements to satisfy the obligations with regard to all Tax-Related Items are not made by the Participant with the Corporation and/or the Employer prior to the relevant taxable event, the Corporation will satisfy such obligations as provided above in (3) of this paragraph.
To avoid negative accounting treatment, the Corporation may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant will be deemed to have been issued the full number of Shares subject to the Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Participant's participation in the Plan.
Finally, the Participant shall pay to the Corporation or the Employer any amount of Tax-Related Items that the Corporation or the Employer may be required to withhold or account for as a result of the Participant's participation in the Plan that cannot be satisfied by the means previously described. The Corporation may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Participant fails to comply with the Participant's obligations in connection with the Tax-Related Items.
The Administrator shall be authorized to establish such rules, forms and procedures as it deems necessary to implement the foregoing.
7.Successors. The Award Agreements shall be binding upon and inure to the benefit of any successor or successors of the Corporation. “Participant” as used herein shall include the Participant's Beneficiary.
8.Delaware Law. The interpretation, performance, and enforcement of all Award Agreements shall be governed by the laws of the State of Delaware.
9.Nature of Grant. In accepting the grant, the Participant acknowledges that:
(A)the Plan is established voluntarily by the Corporation, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Corporation at any time;
(B)the grant of the Award is voluntary and occasional and does not create any contractual or other right to receive future Award grants, or benefits in lieu of Awards, even if Awards have been granted repeatedly in the past;
(C)all decisions with respect to future Awards, if any, will be at the sole discretion of the Corporation;

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(D)the Participant is voluntarily participating in the Plan;
(E)the Award is not part of normal or expected compensation for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;
(F)the Award will not be interpreted to form an employment contract or relationship with the Corporation; and furthermore, the Award will not be interpreted to form an employment contract with any subsidiary or Affiliate of the Corporation;
(G)the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;
(H)if the underlying Shares do not increase in value, the Options will have no value;
(I)in consideration of the grant of the Award, no claim or entitlement to compensation or damages shall arise from forfeiture of the Award which results from termination of the Participant's employment with the Employer or the Corporation or one of its Affiliates (for any reason whatsoever) and the Participant irrevocably releases the Corporation or its Affiliates from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by accepting the Award, the Participant shall be deemed irrevocably to have waived the Participant's entitlement to pursue such claim;
(J)for purposes of an Award, the Participant's employment relationship will be considered terminated as of the date the Participant is no longer a bona fide employee of the Corporation or one of its Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of the employment laws in the jurisdiction where the Participant is employed or the terms of the Participant's employment agreement, if any), and unless otherwise expressly provided in this Award Agreement or determined by the Corporation in its sole discretion, the Participant's right to receive Awards and vest in Awards under the Plan, if any, will terminate effective as of such date and will not be extended by any notice period mandated under local law; similarly, any right to exercise Options under the Plan after termination of employment will be measured as of the date the Participant is no longer a bona fide employee of the Corporation or one of its Affiliates and will not be extended by any notice period mandated under local law; the Administrator shall have the sole discretion to determine when the Participant is no longer a bona fide employee;
(K)the Corporation is not providing any tax, legal or financial advice, nor is the Corporation making any recommendations regarding participation in the Plan or the Participant's acquisition or sale of Shares; and
(L)Participant is hereby advised to consult with the Participant's own personal tax, legal and financial advisors regarding Participant's participation in the Plan before taking any action related to the Plan.

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10.Data Privacy. By accepting the Award, the Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant's personal data as described in this document by and among, as applicable, the Employer and the Corporation and its Affiliates for the exclusive purpose of implementing, administering and managing participation in the Plan.
The Participant understands that the Corporation and the Employer hold certain personal information about the Participant, including, but not limited, the Participant's name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any Shares or directorships held in the Corporation, details of all Options, Restricted Stock, Restricted Stock Units, Performance Shares, Other Share-Based Awards, or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant's favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that recipients of Data may be located in the United States or elsewhere, and that the recipient's country may have different data privacy laws and protections than the Participant's country. The Participant understands that if the Participant resides outside of the United States, the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting the local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares acquired under the Plan. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant's participation in the Plan. The Participant understands that if the Participant resides outside of the United States, the Participant may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, without cost, by contacting in writing the local human resources representative. Further, the Participant understands that the Participant is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if the Participant later seeks to revoke the Participant's consent, the Participant's employment status or service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing the Participant's consent is that the Corporation would not be able to grant the Participant Awards or administer or maintain such Awards. Therefore, the Participant understands that refusing or withdrawing consent may affect the Participant's ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that the Participant may contact the local human resources representative.
11.Severability. The provisions in this Statement of Terms and Conditions are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
12.Language. If the Participant has received this Statement of Terms and Conditions or any other document related to the Plan translated into a language other than English and if the

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meaning of the translated version is different than the English version, the English version will control.
13.Electronic Delivery. The Corporation may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Corporation or a third party designated by the Corporation.
14.Employment Agreement. Notwithstanding any provision contained in these Statement of Terms and Conditions, the Plan or the Grant Notice to the contrary, if there is a conflict between Statement of Terms and Conditions, the Plan or the Grant Notice and the employment agreement by and between the Participant and the Corporation, as amended from time to time (the “Employment Agreement”), then the Employment Agreement shall govern.
15.Section 409A. If (i) the Participant is a Specified Employee at the time of the Participant's Separation from Service, and (ii) some or any portion of the amounts payable to the Participant, if any, when considered together with any other payments or benefits which may be considered deferred compensation under section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and subject to the plan aggregation rules under Treasury Regulation section 1.409A-1(c)(3)(viii) (together, the “Deferred Compensation Benefits”) would result in the imposition of additional tax under Section 409A if paid to the Participant on or within the six month period following the Separation from Service, then to the extent such portion of the Deferred Compensation Benefits resulting in the imposition of additional tax would otherwise have been payable on or within the first six months following the Separation from Service, it will instead become payable on the first payroll date that occurs in the seventh month following the Separation from Service (or such longer period as is required to avoid the imposition of additional tax under Section 409A). All subsequent Deferred Compensation Separation Benefits, if any, will be payable in accordance with the payment schedule applicable to each payment or benefit.

VIII.	DEFINITIONS
When capitalized in this Statement of Terms and Conditions, the following terms shall have the meaning set forth below:
1.“Award Agreement” means an agreement between the Participant and the Corporation evidencing the grant of an Option, Restricted Stock Award, Restricted Stock Award, Performance Shares or Other Share-Based Award, as applicable.
2.“Cause” means termination of the Participant's employment with the Corporation or an Affiliate upon the Participant's negligent or willful engagement in misconduct which, in the sole determination of the Board (or its designee), is injurious to the Corporation, its employees, or its customers.
3.“Early Retirement” means a termination of employment which occurs prior to Normal Retirement but on or after the date on which the Participant's age (expressed in terms of

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years and completed months) plus service with the Corporation or an Affiliate equals 65. For purposes of determining eligibility for Early Retirement, the term “service” shall include years and completed whole months of service.
4.“Family Member” means any person identified as an “immediate family” member in Rule 16(a)‑1(e) of the Exchange Act, as such Rule may be amended from time to time. Notwithstanding the foregoing, the Administrator may designate any other person(s) or entity(ies) as a “family member.”
5.    “Good Reason” means any of the following actions, if taken without the express written consent of the Participant, which shall not be affected by the Participant's incapacity due to physical or mental illness:
(A)Any material change by the Corporation in the Participant's functions, duties or responsibilities as President and Chief Executive Officer, which change would cause the Participant's position with the Corporation to become of less dignity, responsibility, importance, or scope as compared to the position and attributes that applied to the Participant immediately prior to the Change in Control, or an adverse change in the Participant's title, position or the Participant's obligation and right to report directly to the Board, provided, however that Good Reason shall not be deemed to exist if the Participant ceases to serve as Chairman;
(B)Any reduction in the Participant's base annual salary, MIP target or Long Term Incentive compensation (LTI) targets, which LTI targets include cash awards with performance periods greater than one year and equity based grants, except for reductions that are equivalent to reductions applicable to executive officers of the Corporation;
(C)Any material failure by the Corporation to comply with any of the provisions of an award (or of any employment agreement between the parties) subsequent to a Change in Control;
(D)The Corporation's requiring the Participant to be based at any office or location more than 25 miles from the office at which the Participant is based on the date immediately preceding the Change in Control, except for travel reasonably required in the performance of the Participant's responsibilities;
(E)Cancellation of the automatic renewal mechanism set forth in the Participant's employment agreement;
(F)If the Board removes the Participant as Chairman at or after a Change in Control (or prior to a Change in Control if at the request of any third party participating in or causing the Change in Control), unless such removal is required by then‑applicable law; or
(G)A change in the majority of the members of the Board as it was construed immediately prior to the Change in Control;

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Provided that the Participant gives notice to the Corporation of the existence of the Good Reason condition within 30 days of the initial existence of the Good Reason condition and the Corporation is provided 30 days after receipt of the Participant's notice to remedy the Good Reason condition; provided further that the Participant's Separation from Service must occur within six months from the initial existence of the Good Reason condition if the Corporation does not remedy such condition for such separation to be considered to be for Good Reason.
6.    “Expiration Date” means the date that an Option expires as set forth in the Option Grant Notice as the “Expiration Date.”
7.    “Grant Date” means the date the Administrator grants the Award.
8.    “Grant Notice” means the notice of an Award granted to the Participant, which sets forth certain terms of such Award.
9.    “Long‑Term Disability” means a physical or mental condition in respect of which the administrator of the Corporation's long-term disability plan has determined that the Participant is eligible to receive income replacement benefits; or, if the Participant is not then a participant in the Corporation's long-term disability plan, a physical or mental condition that the administrator of the Corporation's long-term disability plan determines would have rendered the Participant eligible to receive income replacement benefits, had the Participant been enrolled in such plan.
10.    “Normal Retirement” means retirement at age 65 (62, in the case of a participant in the McKesson Corporation 1984 Executive Benefit Retirement Plan) with at least 10 years of service with the Corporation or an Affiliate. For purposes of determining eligibility for Normal Retirement, “service” shall mean completed whole years of service (12 consecutive months).
11.    “Option Period” means the period commencing on the Grant Date of an Option and, except at otherwise provided in Section II.5, ending on the Expiration Date.
12.    “Separation from Service” means termination of employment with the Corporation or an affiliate. A Participant shall be deemed to have had a Separation from Service if the Participant's service with the Corporation or an affiliate is reduced to an annual rate that is equal to or less than 20% of the services rendered, on average, during the immediately preceding three years of service with the Corporation or an affiliate (or, if providing service to the Corporation or an affiliate for less than three years, such lesser period).
13.    “Short‑Term Disability” means short‑term disability as defined in the Corporation's short‑term disability plan.
14.    “Specified Employee” means those employees identified by the Corporation as "Specified Employees" for purposes of Section 409A of the Code.
15.    “Stock Ownership Policy” means the Corporation's Stock Ownership Policy, as amended from time to time, which can be found on McKNet. A Participant or a Participant's

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beneficiary may also request a copy of the Stock Ownership Policy by writing to the Corporate Secretary at McKesson Corporation, One Post Street, San Francisco, CA 94104.

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EXECUTIVE OFFICERS OTHER THAN THE CEO

McKESSON CORPORATION
STATEMENT OF TERMS AND CONDITIONS APPLICABLE TO
OPTIONS, RESTRICTED STOCK, RESTRICTED STOCK UNITS AND
PERFORMANCE SHARES GRANTED TO OFFICERS PURSUANT
TO THE 2013 STOCK PLAN

I.	INTRODUCTION
The following terms and conditions shall apply to an Award granted under the Plan and are subject to the terms and conditions of the Plan. This Statement of Terms and Conditions is intended to meet the requirements of Code Section 409A and any rules promulgated thereunder. In the event of any inconsistency between this Statement of Terms and Conditions and the Plan, the Plan shall govern. Capitalized terms not otherwise defined in this Statement of Terms and Conditions shall have the meaning set forth in the Plan.

II.	OPTIONS
1.Option Agreement. An Option granted under the Plan shall be evidenced by an Option Agreement setting forth the terms and conditions of the Option, including whether the Option is an Incentive Stock Option or a Nonstatutory Stock Option and the number of Shares subject to the Option. Each Stock Option Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant's country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Option Agreement. The Option is also subject to the terms and conditions of the Plan.
2.Exercise Price. The Exercise Price of an Option, as specified in the Option Agreement, shall be equal to or greater than the Fair Market Value of the Shares underlying the Option on the Grant Date.
3.Option Period. An Option shall be exercisable only during the applicable Option Period, and during such Option Period the exercisability of the Option shall be subject to the vesting provisions of Section II.4 as modified by the rules set forth in Sections II.5 and V. The Option Period shall be not more than seven years from the Grant Date.
4.Vesting of Right to Exercise Options.
(A)Except as provided in Sections II.5 and V, an Option shall be exercisable during the Option Period in accordance with the following vesting schedule:  (i) 25% of the Shares subject to the Option shall vest on the first anniversary of the Grant Date; (ii) an additional 25% of the Shares shall vest on the second anniversary of the Grant Date; (iii) an additional 25% of the Shares shall vest on the third anniversary of the Grant Date; and (iv) the remaining 25% of the

2013 Stock Plan STC (EO)

Shares subject to the Option shall vest on the fourth anniversary of the Grant Date. Notwithstanding the foregoing, the Administrator may specify a different vesting schedule at the time the Option is granted, which will be specified in the Option Grant Notice.
(B)Any vested portion of an Option not exercised hereunder shall accumulate and be exercisable at any time on or before the Expiration Date, subject to the rules set forth in Sections II.5 and V. No Option may be exercised for less than 5% of the total number of Shares then available for exercise under such Option. In no event shall the Corporation be required to issue fractional Shares.
5.Limits on Option Period and Acceleration of Vesting. The Option Period may end before the Expiration Date, and in certain circumstances the vesting schedule of an Option may be accelerated (subject to the provisions of Section V), as follows:
(A)If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period for reasons other than for Cause, Long‑Term Disability, Normal Retirement, Early Retirement or death, the Option Period shall end on the earlier of (x) 90 days after the date of the Participant's termination of employment and (y) the Expiration Date, and in all cases the Option shall be exercisable only to the extent that it was exercisable under the provisions of the foregoing Section II.4 at the time of such termination of employment. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short‑Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
(B)If the Participant's employment is terminated for Cause during the Option Period, the Option Period shall end on the date of such termination of employment and the Option shall thereupon not be exercisable to any extent whatsoever.
(C)If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates due to Long‑Term Disability during the Option Period, the vesting schedule of the Participant's Option shall be accelerated, the Option shall become fully exercisable and the Option Period shall end on the earlier of (x) three years after the date of the Participant's termination of employment and (y) the Expiration Date.
(D)If the Participant's employment is terminated:
(i)    By reason of Normal Retirement or Early Retirement, the Option shall be exercisable only to the extent that it was exercisable under the provisions of the foregoing Section II.4 at the time of such retirement.
(ii)    With respect to an Option held by a Participant at Normal Retirement or Early Retirement, the Option Period for that portion of the Option designated as a Nonstatutory Stock Option shall end on the earlier of (x) three years after the date of such retirement and (y) the Expiration Date.

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(E)If a Participant should die (i) while in the employ of the Corporation or an Affiliate and (ii) during the Option Period, the vesting schedule of the Participant's Option shall be accelerated and the Option shall become fully exercisable, the Option Period shall end on the earlier of (x) three years after the date of death and (y) the Expiration Date, and the Participant's Beneficiary may exercise the entire unexercised portion of the then exercisable Shares covered by such Option (or any lesser amount) remaining on the date of death.
(F)If a Participant who ceases to be a bona fide employee of the Corporation or an Affiliate is subsequently rehired prior to the expiration of the Participant's Option, then the Option shall continue to remain outstanding until the earlier of (x) such time as the Participant subsequently terminates employment and (y) the Expiration Date. Upon the Participant's subsequent termination of employment, the post‑termination exercise period calculated pursuant to the terms and conditions of this Section II.5 shall be reduced by the number of days between the date of the Participant's initial termination of employment and the Participant's re‑hire date; provided, however, that if the rehired Participant continues to be employed by the Corporation or an Affiliate for at least one year from the Participant's rehire date, then the post termination exercise period for the Option shall be determined in accordance with Sections II.5(A) through (E) and shall not be adjusted as described in this Section II.5(F).
6.Method of Exercise. A Participant may exercise an Option with respect to all or any part of the exercisable Shares as follows:
(A)By giving the Corporation, or its authorized representative designated for this purpose, written notice of such exercise specifying the number of Shares as to which the Option is so exercised. Such notice shall be accompanied by an amount equal to the Exercise Price multiplied by the number of Shares exercised, in the form of any one or combination of the following:  cash or a certified check, bank draft, postal or express money order payable to the order of the Corporation in lawful money of the United States. Unless otherwise determined by the Administrator in its sole discretion, the Participant may pay the Exercise Price, in whole or in part, by tendering to the Corporation or its authorized representative Shares, which have been owned by the Participant for at least six months prior to said tender, and having a fair market value, as determined by the Corporation, equal to the Exercise Price, or in lieu of the delivery of actual Shares in such tender, the Corporation may accept an attestation by the Participant, in a form prescribed by the Corporation or its authorized representative, that the Participant owns sufficient Shares of record or in an account in street name to satisfy the Exercise Price, and such attestation will be deemed a tender of Shares for purposes of this method of exercise. The Corporation or its authorized representative may accept payment of the amount due upon the exercise of the Option in the form of a Participant's personal check. Payment may also be made by delivery (including by FAX transmission) to the Corporation or its authorized representative of an executed irrevocable Option exercise form together with irrevocable instructions to an approved registered investment broker to sell Shares in an amount sufficient to pay the Exercise Price plus any applicable Tax-Related Items (as defined in Section VII.6) and to transfer the proceeds of such sale to the Corporation.
(B)If required by the Corporation, by giving satisfactory assurance in writing, signed by the Participant, the Participant shall give the Participant's assurance that the Shares subject

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to the Option are being purchased for investment and not with a view to the distribution thereof; provided that such assurance shall be deemed inapplicable to (1) any sale of the Shares by such Participant made in accordance with the terms of a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the U.S. Securities Act of 1933, as amended (the “Securities Act”) and with respect to which no stop order suspending the effectiveness thereof has been issued, and (2) any other sale of the Shares with respect to which, in the opinion of counsel for the Corporation, such assurance is not required to be given in order to comply with the provisions of the Securities Act.
(C)As soon as practicable after receipt of the notice and the assurance described in Sections II.6(A) and (B), the Corporation shall, without transfer or issue tax (except for withholding tax arrangements contemplated in Section VII.6) and without other incidental expense to the Participant, credit the purchased Shares to the Participant's brokerage account of record. If the Participant does not have a brokerage account of record, then the Corporation shall cause an appropriate book entry to be entered in the records of the Corporation's transfer agent recording the Participant's unrestricted interest in the purchased Shares; provided, however, that the time of such delivery may be postponed by the Corporation for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act, the Exchange Act, any applicable listing requirements of any national securities exchange and requirements under any other law or regulation applicable to the issuance or transfer of the Shares.
7.Limitations on Transfer. An Option shall, during a Participant's lifetime, be exercisable only by the Participant. No Option or any right granted thereunder shall be transferable by the Participant by operation of law or otherwise, other than by will or the laws of descent and distribution. Notwithstanding the foregoing: (i) a Participant may designate a beneficiary to succeed, after the Participant's death, to all of the Participant's Options outstanding on the date of death; (ii) a Nonstatutory Stock Option may be transferable pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act; and (iii) any Participant, who is a senior executive officer recommended by the Chief Executive Officer of the Corporation and approved by the Administrator may voluntarily transfer any Nonstatutory Stock Option to a Family Member as a gift or through a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. In the event of any attempt by a Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of an Option or of any right thereunder, except as provided herein, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Corporation at its election may terminate the affected Option by notice to the Participant and the Option shall thereupon become null and void.
8.No Stockholder Rights. Neither a Participant nor any person entitled to exercise a Participant's rights in the event of the Participant's death shall have any of the rights of a stockholder with respect to the Shares subject to an Option except to the extent that a book entry has been entered in the records of the Corporation's transfer agent with respect to such Shares upon the exercise of an Option.

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III.	RESTRICTED STOCK
1.Restricted Stock Agreement. A Restricted Stock Award granted under the Plan shall be evidenced by a Restricted Stock Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Restricted Stock Award. Each Restricted Stock Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant's country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Restricted Stock Agreement. The Restricted Stock Award is also subject to the terms and conditions of the Plan.
2.Rights with Respect to Shares of Restricted Stock. Upon written acceptance of a Restricted Stock Award by a Participant, including the restrictions and other terms and conditions described in the Plan and the Restricted Stock Agreement, the Corporation shall cause an appropriate book entry to be entered in the records of the Corporation's transfer agent recording the Participant's interest in the Restricted Stock. From and after the Grant Date, the Participant shall have the rights of Common Stock ownership, including the right to vote and to receive dividends on Shares of Restricted Stock, subject to the terms, conditions and restrictions described in the Plan and the Restricted Stock Agreement.
3.Special Restrictions. Each Restricted Stock Award made under the Plan shall be subject to the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Administrator; provided, however, that no Restricted Stock grant shall be subject to additional terms, conditions and restrictions which are more favorable to a Participant than the terms, conditions and restrictions set forth elsewhere in the Plan or the Restricted Stock Agreement.
(A)Restrictions. Until the restrictions imposed on any Restricted Stock grant shall lapse (the “Restriction Period”), Shares of Restricted Stock granted to a Participant (i) shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act and (ii) shall, if the Participant's continuous employment with the Corporation or any of its Affiliates shall terminate for any reason (except as otherwise provided in the Plan or in Section III.3(B)) be returned to the Corporation forthwith, and all the rights of the Participant to such Shares shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short‑Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
(B)    Termination of Employment by Reason of Death, Long‑Term Disability or Normal Retirement. Notwithstanding any provision contained herein or in the Plan or the Restricted Stock Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of:

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(i)Death or Long‑Term Disability, then the restrictions imposed on any Restricted Stock Award shall lapse as to all Shares granted to such Participant pursuant to such Restricted Stock Award on the date of such termination; or
(ii)Normal Retirement, then, unless otherwise determined by the Administrator, with respect to any time-based Restricted Stock Award then held by such Participant as to which restrictions have not lapsed, the restrictions applicable to such Restricted Stock Award shall lapse on the effective date of such Normal Retirement as to that whole number of Shares, rounded down to the nearest whole Share, equal to (a) the total number of Shares subject to such Restricted Stock Award, multiplied by (b) a fraction, the numerator of which is the number of whole calendar months, rounded down to the nearest whole month, during which the Participant provided Service to the Corporation during the entire vesting period applicable to such Award, and the denominator of which is the number of calendar months in such entire vesting period, minus (c) the number of Shares originally subject to such Restricted Stock Award with respect to which restrictions shall have lapsed as of the effective date of such Normal Retirement; provided, that for purposes of clause (b) above, “whole calendar months” shall be calculated commencing on the applicable Grant Date; and provided further, that notwithstanding any other provision of the Plan or this Statement of Terms and Conditions, this Section III.3(B)(ii) shall not apply to any Restricted Stock Award the vesting of which is based, in whole or in part, on attainment of performance objectives.
(C)    Restriction on Sale. The Compensation Committee reserves the right to impose a restriction on the sale of Shares that the Participant receives upon the vesting and settlement of a Restricted Stock Award, unless the Participant has satisfied the ownership targets applicable to the Participant as provided in the Stock Ownership Policy.
4.Dividends. Cash dividends paid with respect to Restricted Stock during the Restriction Period shall be credited on behalf of the Participant to a deferred cash account (in a manner designed to comply with Code Section 409A) and the restrictions on such cash dividends shall lapse at the same time that the restrictions lapse on the associated Restricted Stock Award. Stock dividends paid with respect to Restricted Stock during the Restriction Period shall be treated as Restricted Stock which shall be subject to the same restrictions as the original award for the duration of the Restricted Period.
5.Election to Recognize Gross Income in the Year of Grant. If any Participant validly elects within 30 days of the Grant Date, to include in gross income for federal income tax purposes an amount equal to the fair market value of the Shares of Restricted Stock granted on the Grant Date, such Participant shall (at the same time or prior to the date that the Participant files the Participant's election with the Internal Revenue Service) (A) pay to the Corporation, or make arrangements satisfactory to the Administrator to pay to the Corporation in the year of such grant, any federal, state or local taxes required to be withheld with respect to such Shares in accordance with Section VII.6 and (B) provide the Administrator with a copy of the election filed with the Internal Revenue Service.

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6.Restrictive Legend. Each book entry in the records of the Corporation's transfer agent evidencing Shares granted pursuant to a Restricted Stock grant may bear an appropriate legend referring to the terms, conditions and restrictions described in the Plan and/or the Restricted Stock Agreement.
7.Expiration of Restricted Period. If and when the Restriction Period applicable to the Restricted Stock expires without a prior forfeiture, Shares shall be credited to the Participant's brokerage account of record. If the Participant does not have a brokerage account of record, then an appropriate book entry recording the Participant's interest in the unrestricted Shares shall be entered on the records of the Corporation's transfer agent.

IV.	RESTRICTED STOCK UNITS AND PERFORMANCE SHARES
1.Award Agreement.
(A)Restricted Stock Units granted under the Plan shall be evidenced by a Restricted Stock Unit Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Restricted Stock Units. Each Restricted Stock Unit Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant's country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Restricted Stock Unit Agreement. The Restricted Stock Units are also subject to the terms and conditions of the Plan.
(B)Performance Shares granted under the Plan shall be evidenced by a Performance Share Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Performance Shares. Each Performance Share Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant's country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Performance Share Agreement. Performance Shares are also subject to the terms and conditions of the Plan.
2.Special Restrictions. Restricted Stock Units and Performance Shares granted under the Plan shall be subject to the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Administrator, consistent with the terms of the Plan.
(A)Restrictions. If a Participant ceases to be a bona fide employee of the Corporation or any Affiliate (except as otherwise provided in the Plan or in Section IV.2(B)) prior to the lapse of the restrictions imposed on the Award, the unvested Restricted Stock Units or Performance Shares shall be canceled, and all the rights of the Participant to such Awards shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short‑Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by

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virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
(B)    Termination of Employment by Reason of Death, Long‑Term Disability or Normal Retirement. Notwithstanding any provision contained herein or in the Plan, the Restricted Stock Unit Agreement or Performance Share Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of such Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of:
(i)Death or Long‑Term Disability, then the restrictions imposed on any Award of Restricted Stock Units or Performance Shares shall lapse on the date of such termination; or
(ii)Normal Retirement, then, unless otherwise determined by the Administrator, with respect to any time-based Restricted Stock Units then held by such Participant as to which restrictions have not lapsed, the restrictions applicable to such Award of Restricted Stock Units shall lapse on the effective date of such Normal Retirement as to that whole number of Shares, rounded down to the nearest whole Share, equal to (a) the total number of Restricted Stock Units subject to such Award, multiplied by (b) a fraction, the numerator of which is the number of whole calendar months, rounded down to the nearest whole month, during which the Participant provided Service to the Corporation during the entire vesting period applicable to such Award, and the denominator of which is the number of calendar months in such entire vesting period, minus (c) the number of Restricted Stock Units originally subject to such Award with respect to which restrictions shall have lapsed as of the effective date of such Normal Retirement; provided, that for purposes of clause (b) above, “whole calendar months” shall be calculated commencing on the applicable Grant Date; and provided further, that notwithstanding any other provision of the Plan or this Statement of Terms and Conditions, this Section IV.2(B)(ii) shall not apply to any Performance Shares or to any Restricted Stock Units the vesting of which is based, in whole or in part, on attainment of performance objectives.
(C)    Restriction on Sale. The Compensation Committee reserves the right to impose a restriction on the sale of Shares that the Participant receives upon the settlement of Restricted Stock Units or Performance Shares, unless the Participant has satisfied the ownership targets applicable to the Participant as provided in the Stock Ownership Policy.
3.Dividend Equivalents. Subject to discretion of the Compensation Committee, dividend equivalents shall be credited in respect of Restricted Stock Units and Performance Shares. Cash dividends shall be credited on behalf of the Participant to a deferred cash account (in a manner designed to comply with Code Section 409A) and the restrictions on such cash dividends shall lapse at the same time that the restrictions lapse on the associated Award of Restricted Stock Units or Performance Shares (as applicable), and cash dividends, along with accrued interest (if any) on such cash dividends, shall be paid in a lump sum at the same time that the Shares underlying the Restricted Stock Unit or Performance Share Award, and to which the cash dividends relate, are distributed. Stock dividends shall be converted into additional Restricted Stock Units or Performance Shares, which will be subject to all of the terms and conditions of the underlying

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Restricted Stock Units or Performance Shares, including the same vesting restrictions as the underlying Award.
4.Assignability. A Participant shall not be permitted to sell, transfer, pledge, assign or encumber Restricted Stock Units or Performance Shares, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act.
5.No Stockholder Rights. Neither a Participant nor any person entitled to exercise a Participant's rights in the event of the Participant's death shall have any of the rights of a stockholder with respect to an Award of Restricted Stock Units or Performance Shares except to the extent that a book entry has been entered in the records of the Corporation's transfer agent with respect to the Shares paid upon the settlement of any vested Restricted Stock Units or Performance Shares.
6.Time of Payment of Restricted Stock Units and Performance Shares. Upon the lapse of the restriction imposed on Restricted Stock Units or Performance Shares, all Restricted Stock Units and Performance Shares that were not forfeited pursuant to Section IV.2(A) or V shall be paid to the Participant as soon as reasonably practicable after the restrictions lapse. Payment shall be made in Shares to the Participant's brokerage account of record. If the Participant does not have a brokerage account of record, then in the form of an appropriate book entry entered in the records of the Corporation's transfer agent recording the Participant's unrestricted interest in the number of Shares subject to the Restricted Stock Units or Performance Shares.
Notwithstanding the foregoing, if a Participant becomes eligible for Normal Retirement prior to the date of the lapse of restriction imposed on the Restricted Stock Units is scheduled to occur and the vesting provisions of Section IV(2)(B)(ii) apply, then such Restricted Stock Units shall be paid to the Participant in full at the earlier of (x) the date in which the Participant has a Separation from Service, subject to the delay of payment (if applicable) provided in Section VII.14, and (y) the fixed date on which the lapse of restrictions was originally scheduled to occur. The procedures set forth in Section VII.6 will be applied for any taxes due upon the lapse of restriction imposed on the Restricted Stock Units due to a Participant's Normal Retirement eligibility.

V.	SPECIAL FORFEITURE AND REPAYMENT RULES
Any other provision of this Statement of Terms and Conditions to the contrary notwithstanding, if the Administrator determines that a Participant has engaged in any of the actions described in 3 below, the consequences set forth in 1 and 2 below shall result:
1.Any outstanding Option shall immediately and automatically terminate, be forfeited and shall cease to be exercisable, without limitation. In addition, any Award of Restricted Stock, Restricted Stock Units or Performance Shares as to which the restrictions have not lapsed shall immediately and automatically be forfeited and such Shares of Restricted Stock shall be returned to the Corporation and all of the rights of the Participant to such Awards and the underlying Shares shall immediately terminate.

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2.If the Participant exercised an Option within 12 months prior to the date upon which the Corporation discovered that the Participant engaged in any actions described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained by the exercise of such Option measured at the date of exercise. In addition, if the restrictions imposed on any Award of Restricted Stock, Restricted Stock Units or Performance Shares (including any unpaid dividends or Dividend Equivalents) lapsed within 12 months prior to the date the Corporation discovered that the Participant engaged in any action described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained with respect to such Award, measured at the date such Award vested.
3.The consequences described in 1 and 2 above shall apply if the Participant, either before or after termination of employment with the Corporation or its Affiliates:
(A)Discloses to others, or takes or uses for the Participant's own purpose or the purpose of others, any trade secrets, confidential information, knowledge, data or know‑how or any other proprietary information or intellectual property belonging to the Corporation or its Affiliates and obtained by the Participant during the term of the Participant's employment, whether or not they are the Participant's work product. Examples of such confidential information or trade secrets include, without limitation, customer lists, supplier lists, pricing and cost data, computer programs, delivery routes, advertising plans, wage and salary data, financial information, research and development plans, processes, equipment, product information and all other types and categories of information as to which the Participant knows or has reason to know that the Corporation or its Affiliates intends or expects secrecy to be maintained;
(B)Fails to promptly return all documents and other tangible items belonging to the Corporation or its Affiliates in the Participant's possession or control, including all complete or partial copies, recordings, abstracts, notes or reproductions of any kind made from or about such documents or information contained therein, upon termination of employment, whether pursuant to retirement or otherwise;
(C)Fails to provide the Corporation with at least 30 days' written notice prior to directly or indirectly engaging in, becoming employed by, or rendering services, advice or assistance to any business in competition with the Corporation or its Affiliates. As used herein, “business in competition” means any person, organization or enterprise which is engaged in or is about to become engaged in any line of business engaged in by the Corporation or its Affiliates at the time of the termination of the Participant's employment with the Corporation or its Affiliates;
(D)Fails to inform any new employer, before accepting employment, of the terms of this paragraph and of the Participant's continuing obligation to maintain the confidentiality of the trade secrets and other confidential information belonging to the Corporation or its Affiliates and obtained by the Participant during the term of the Participant's employment with the Corporation or any of its Affiliates;
(E)Induces or attempts to induce, directly or indirectly, any of the customers of the Corporation or its Affiliates, employees, representatives or consultants to terminate, discontinue

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or cease working with or for the Corporation or its Affiliates, or to breach any contract with the Corporation or any of its Affiliates, in order to work with or for, or enter into a contract with, the Participant or any third party;
(F)Engages in conduct which is not in good faith and which disrupts, damages, impairs or interferes with the business, reputation or employees of the Corporation or its Affiliates; or
(G)Fails to meet the Participant's continuing obligations with respect to non-disclosure, non-competition and/or non-solicitation under the Participant's agreement with the Corporation or any Affiliate.
The Administrator shall determine in its sole discretion whether the Participant has engaged in any of the acts set forth in (A) through (G) above, and its determination shall be conclusive and binding on all interested persons.
Any provision of this Section V which is determined by a court of competent jurisdiction to be invalid or unenforceable should be construed or limited in a manner that is valid and enforceable and that comes closest to the business objectives intended by such invalid or unenforceable provision, without invalidating or rendering unenforceable the remaining provisions of this Section V.

VI.	CHANGE IN CONTROL
If as a result of a Change in Control, the Common Stock ceases to be listed for trading on a national securities exchange (an “Exchange”), any Option, Restricted Stock Award, Restricted Stock Unit Award, or Performance Share Award that is unvested on the effective date of the Change in Control shall continue to vest according to the terms and conditions of such Award, provided that such Award is replaced with an award for voting securities of the resulting corporation or the acquiring corporation, as the case may be, (including without limitation, the voting securities of any corporation which as a result of the Change in Control owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) (the “Surviving Company”) which are traded on an Exchange (a “Replacement Award”), which Replacement Award, (i) in the case of an Option, shall consist of an option with the number of underlying shares and exercise price determined in a manner consistent with Code Section 424(a) with vesting and any other terms continuing in the same manner as the replaced Option; (ii) in the case of a Performance Share Award, shall consist of restricted stock or restricted stock units with a value (determined using the Surviving Company's stock price as of the effective date of the Change in Control) equal to the value of the Performance Share Award (determined using the Corporation's stock price and assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control), with any restrictions on such restricted stock or restricted stock units lapsing at the end of the measuring period over which performance for the replaced Performance Share Award was to be measured prior to the granting of the Replacement Award; and (iii) in the case of a Restricted Stock Award or Restricted Stock Unit Award, shall consist of restricted stock or restricted stock units with a value (determined using the Surviving Company's stock price as of the effective date of the Change in Control) equal to the value of the Restricted Stock Award or Restricted Stock Unit Award (determined using the Corporation's stock price as of the effective date

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of the Change in Control), with any restrictions on such restricted stock or restricted stock units lapsing at the same time and manner as the replaced Award; provided, however, that in the event of the Participant's involuntary Separation from Service by the Corporation without Cause or Separation from Service by the Participant for Good Reason during the vesting period of any Replacement Award, the Replacement Award shall immediately vest and be paid as soon as practicable following such Separation from Service (subject to Section VII.14), based on the fair market value of the underlying shares on the vesting date, or in the case of options, based on the excess of the fair market value of the underlying shares over the option exercise price on the vesting date. If any Option, Restricted Stock Award, Restricted Stock Unit Award, or Performance Share Award that is unvested at the effective time of the Change in Control is not replaced with a Replacement Award, such Award shall immediately vest and, in the case of a Performance Share Award, shall vest based upon deemed attainment of target performance or actual performance achieved, if greater.
If as a result of a Change in Control, the Common Stock continues to be listed for trading on an Exchange, any unvested Option, Restricted Stock Award, or Restricted Stock Unit Award shall continue to vest according to the terms and conditions of such Award and any Performance Share Award shall be replaced with a Restricted Stock Award or Restricted Stock Unit Award where the number of shares subject to such Restricted Stock Award or Restricted Stock Unit Award shall be equal to the number of Performance Shares assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control with any restrictions on such Restricted Stock Award or Restricted Stock Unit Award lapsing at the end of the measuring period over which performance for the replaced Performance Share Award was to be measured prior to the granting of the replacement Award; provided however, that, in the event of the Participant's involuntary Separation from Service by the Corporation without Cause or Separation from Service by the Participant for Good Reason during the vesting period of an Award, such Award shall immediately vest and be paid as soon as practicable following such Separation from Service (subject to Section VII.14).

VII.	MISCELLANEOUS
1.No Effect on Terms of Employment. Participation in the Plan shall not create a right to further employment with the Participant's employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate, with or without cause, or change the terms of employment of a Participant at any time.
2.Grants to Participants in Foreign Countries. In making grants to Participants in foreign countries, the Administrator has the full discretion to deviate from this Statement of Terms and Conditions in order to adjust grants under the Plan to prevailing local conditions, including custom and legal and tax requirements. Furthermore, the Corporation reserves the right to impose other requirements on the Participant's participation in the Plan on the Award and on any Shares acquired under the Plan, to the extent the Corporation determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertaking that may be necessary to accomplish the foregoing.

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3.Information Notification. Any information required to be given under the terms of an Award shall be addressed to the Corporation in care of its Corporate Secretary at McKesson Corporation, One Post Street, San Francisco, California 94104, and any notice to be given to a Participant shall be addressed to such Participant at the address indicated beneath the Participant's name on the Award Agreement or such other address as either party may designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office.
4.Administrator Decisions Conclusive. All decisions of the Administrator administering the Plan upon any questions arising under the Plan or under an Award Agreement, shall be conclusive and binding on all interested persons.
5.No Effect on Other Benefit Plans. Nothing herein contained shall affect a Participant's right to participate in and receive benefits from and in accordance with the then current provisions of any pensions, insurance or other employment welfare plan or program offered by the Corporation.
6.Withholding. Regardless of any action the Corporation or the Employer takes with respect to any federal, state or local income tax, social insurance, payroll tax, payment on account or other tax-related items related to the Participant's participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant's responsibility and may exceed the amount actually withheld by the Corporation or the Employer. The Participant further acknowledges that the Corporation and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the grant, vesting or exercise of the Award, as applicable, the subsequent sale of Shares acquired pursuant to the Plan and the receipt of any dividends and/or dividend equivalents; and (2) do not commit and are under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate the Participant's liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, the Participant acknowledges that the Corporation and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to any relevant taxable or tax withholding event, as applicable, the Participant will pay or make adequate arrangements satisfactory to the Corporation and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (1) withholding from the Participant's wages or other cash compensation paid to the Participant by the Corporation and/or the Employer; (2) withholding from proceeds of the sale of Shares acquired under the Plan either through a voluntary sale or through a mandatory sale arranged by the Corporation (on the Participant's behalf pursuant to this authorization and any other authorization the Corporation and/or the broker designated by the Corporation may require the Participant to sign in connection with the sale of Shares); or (3) withholding Shares to be issued upon grant, vesting/settlement or exercise, as applicable. Calculation

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of the number of Shares to be withheld shall be made based on the closing price of the Common Stock on the New York Stock Exchange on the date that the amount of tax to be withheld is determined. In no event, however, shall the Corporation be required to issue fractional Shares. With respect to an Award other than an Option, if adequate arrangements to satisfy the obligations with regard to all Tax-Related Items are not made by the Participant with the Corporation and/or the Employer prior to the relevant taxable event, the Corporation will satisfy such obligations as provided above in (3) of this paragraph.
To avoid negative accounting treatment, the Corporation may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant will be deemed to have been issued the full number of Shares subject to the Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Participant's participation in the Plan.
Finally, the Participant shall pay to the Corporation or the Employer any amount of Tax-Related Items that the Corporation or the Employer may be required to withhold or account for as a result of the Participant's participation in the Plan that cannot be satisfied by the means previously described. The Corporation may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Participant fails to comply with the Participant's obligations in connection with the Tax-Related Items.
The Administrator shall be authorized to establish such rules, forms and procedures as it deems necessary to implement the foregoing.
7.Successors. The Award Agreements shall be binding upon and inure to the benefit of any successor or successors of the Corporation. “Participant” as used herein shall include the Participant's Beneficiary.
8.Delaware Law. The interpretation, performance, and enforcement of all Award Agreements shall be governed by the laws of the State of Delaware.
9.Nature of Grant. In accepting the grant, the Participant acknowledges that:
(A)the Plan is established voluntarily by the Corporation, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Corporation at any time;
(B)the grant of the Award is voluntary and occasional and does not create any contractual or other right to receive future Award grants, or benefits in lieu of Awards, even if Awards have been granted repeatedly in the past;
(C)all decisions with respect to future Awards, if any, will be at the sole discretion of the Corporation;
(D)the Participant is voluntarily participating in the Plan;

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(E)the Award is not part of normal or expected compensation for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;
(F)the Award will not be interpreted to form an employment contract or relationship with the Corporation; and furthermore, the Award will not be interpreted to form an employment contract with any subsidiary or Affiliate of the Corporation;
(G)the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;
(H)if the underlying Shares do not increase in value, the Options will have no value;
(I)in consideration of the grant of the Award, no claim or entitlement to compensation or damages shall arise from forfeiture of the Award which results from termination of the Participant's employment with the Employer or the Corporation or one of its Affiliates (for any reason whatsoever) and the Participant irrevocably releases the Corporation or its Affiliates from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by accepting the Award, the Participant shall be deemed irrevocably to have waived the Participant's entitlement to pursue such claim;
(J)for purposes of an Award, the Participant's employment relationship will be considered terminated as of the date the Participant is no longer a bona fide employee of the Corporation or one of its Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of the employment laws in the jurisdiction where the Participant is employed or the terms of the Participant's employment agreement, if any), and unless otherwise expressly provided in this Award Agreement or determined by the Corporation in its sole discretion, the Participant's right to receive Awards and vest in Awards under the Plan, if any, will terminate effective as of such date and will not be extended by any notice period mandated under local law; similarly, any right to exercise Options under the Plan after termination of employment will be measured as of the date the Participant is no longer a bona fide employee of the Corporation or one of its Affiliates and will not be extended by any notice period mandated under local law; the Administrator shall have the sole discretion to determine when the Participant is no longer a bona fide employee;
(K)the Corporation is not providing any tax, legal or financial advice, nor is the Corporation making any recommendations regarding participation in the Plan or the Participant's acquisition or sale of Shares; and
(L)Participant is hereby advised to consult with the Participant's own personal tax, legal and financial advisors regarding Participant's participation in the Plan before taking any action related to the Plan.

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10.Data Privacy. By accepting the Award, the Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant's personal data as described in this document by and among, as applicable, the Employer and the Corporation and its Affiliates for the exclusive purpose of implementing, administering and managing participation in the Plan.
The Participant understands that the Corporation and the Employer hold certain personal information about the Participant, including, but not limited, the Participant's name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any Shares or directorships held in the Corporation, details of all Options, Restricted Stock, Restricted Stock Units, Performance Shares, Other Share-Based Awards, or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant's favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that recipients of Data may be located in the United States or elsewhere, and that the recipient's country may have different data privacy laws and protections than the Participant's country. The Participant understands that if the Participant resides outside of the United States, the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting the local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares acquired under the Plan. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant's participation in the Plan. The Participant understands that if the Participant resides outside of the United States, the Participant may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, without cost, by contacting in writing the local human resources representative. Further, the Participant understands that the Participant is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if the Participant later seeks to revoke the Participant's consent, the Participant's employment status or service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing the Participant's consent is that the Corporation would not be able to grant the Participant Awards or administer or maintain such Awards. Therefore, the Participant understands that refusing or withdrawing consent may affect the Participant's ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that the Participant may contact the local human resources representative.
11.Severability. The provisions in this Statement of Terms and Conditions are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
12.Language. If the Participant has received this Statement of Terms and Conditions or any other document related to the Plan translated into a language other than English and if the

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meaning of the translated version is different than the English version, the English version will control.
13.Electronic Delivery. The Corporation may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Corporation or a third party designated by the Corporation.
14.Section 409A. If (i) the Participant is a Specified Employee at the time of the Participant's Separation from Service, and (ii) some or any portion of the amounts payable to the Participant, if any, when considered together with any other payments or benefits which may be considered deferred compensation under section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and subject to the plan aggregation rules under Treasury Regulation section 1.409A-1(c)(3)(viii) (together, the “Deferred Compensation Benefits”) would result in the imposition of additional tax under Section 409A if paid to the Participant on or within the six month period following the Separation from Service, then to the extent such portion of the Deferred Compensation Benefits resulting in the imposition of additional tax would otherwise have been payable on or within the first six months following the Separation from Service, it will instead become payable on the first payroll date that occurs in the seventh month following the Separation from Service (or such longer period as is required to avoid the imposition of additional tax under Section 409A). All subsequent Deferred Compensation Separation Benefits, if any, will be payable in accordance with the payment schedule applicable to each payment or benefit.

VIII.	DEFINITIONS
When capitalized in this Statement of Terms and Conditions, the following terms shall have the meaning set forth below:
1.“Award Agreement” means an agreement between the Participant and the Corporation evidencing the grant of an Option, Restricted Stock Award, Restricted Stock Award, Performance Shares or Other Share-Based Award, as applicable.
2.“Cause” means termination of the Participant's employment with the Corporation or an Affiliate upon the Participant's negligent or willful engagement in misconduct which, in the sole determination of the Chief Executive Officer of the Corporation (or the Chief Executive Officer's designee), is injurious to the Corporation, its employees, or its customers.
3.“Early Retirement” means a termination of employment which occurs prior to Normal Retirement but on or after the date on which the Participant's age (expressed in terms of years and completed months) plus service with the Corporation or an Affiliate equals 65. For purposes of determining eligibility for Early Retirement, the term “service” shall include years and completed whole months of service.
4.“Family Member” means any person identified as an “immediate family” member in Rule 16(a)‑1(e) of the Exchange Act, as such Rule may be amended from time to time.

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Notwithstanding the foregoing, the Administrator may designate any other person(s) or entity(ies) as a “family member.”
5.    “Good Reason” means any of the following actions, if taken without the express written consent of the Participant:
(A)    Any material change by the Corporation in the Participant's functions, duties, or responsibilities, which change would cause the Participant's position with the Corporation to become of less dignity, responsibility, importance, or scope from the position and attributes that applied to the Participant immediately prior to the Change in Control;
(B)    Any significant reduction in the Participant's aggregate base annual salary and target incentive opportunity, as in effect immediately prior to the Change in Control;
(C)    Any material failure by the Corporation to comply with any of the provisions of an Award subsequent to a Change in Control;
(D)    The Corporation's requiring the Participant to be based at any location which would increase the Participant's regular one-way commute by more than 25 miles from that in effect immediately preceding the Change in Control, except for travel reasonably required in the performance of the Participant's responsibilities; or
(E)    Any change in the person to whom the Participant reports, as this relationship existed immediately prior to a Change in Control;
Provided that the Participant gives notice to the Corporation of the existence of the Good Reason condition within 30 days of the initial existence of the Good Reason condition and the Corporation is provided 30 days after receipt of the Participant's notice to remedy the Good Reason condition; provided further that the Participant's Separation from Service must occur within six months from the initial existence of the Good Reason condition if the Corporation does not remedy such condition for such separation to be considered to be for Good Reason.
6.    “Expiration Date” means the date that an Option expires as set forth in the Option Grant Notice as the “Expiration Date.”
7.    “Grant Date” means the date the Administrator grants the Award.
8.    “Grant Notice” means the notice of an Award granted to the Participant, which sets forth certain terms of such Award.
9.    “Long‑Term Disability” means a physical or mental condition in respect of which the administrator of the Corporation's long-term disability plan has determined that the Participant is eligible to receive income replacement benefits; or, if the Participant is not then a participant in the Corporation's long-term disability plan, a physical or mental condition that the administrator of the Corporation's long-term disability plan determines would have rendered the Participant eligible to receive income replacement benefits, had the Participant been enrolled in such plan.

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10.    “Normal Retirement” means retirement at age 65 (62, in the case of a participant in the McKesson Corporation 1984 Executive Benefit Retirement Plan) with at least 10 years of service with the Corporation or an Affiliate. For purposes of determining eligibility for Normal Retirement, “service” shall mean completed whole years of service (12 consecutive months).
11.    “Option Period” means the period commencing on the Grant Date of an Option and, except at otherwise provided in Section II.5, ending on the Expiration Date.
12.    “Separation from Service” means termination of employment with the Corporation or an affiliate. A Participant shall be deemed to have had a Separation from Service if the Participant's service with the Corporation or an affiliate is reduced to an annual rate that is equal to or less than 20% of the services rendered, on average, during the immediately preceding three years of service with the Corporation or an affiliate (or, if providing service to the Corporation or an affiliate for less than three years, such lesser period).
13.    “Short‑Term Disability” means short‑term disability as defined in the Corporation's short‑term disability plan.
14.    “Specified Employee” means those employees identified by the Corporation as "Specified Employees" for purposes of Section 409A of the Code.
15.    “Stock Ownership Policy” means the Corporation's Stock Ownership Policy, as amended from time to time, which can be found on McKNet. A Participant or a Participant's beneficiary may also request a copy of the Stock Ownership Policy by writing to the Corporate Secretary at McKesson Corporation, One Post Street, San Francisco, CA 94104.

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EMPLOYEES SUBJECT TO STOCK OWNERSHIP POLICY

McKESSON CORPORATION
STATEMENT OF TERMS AND CONDITIONS APPLICABLE TO
OPTIONS, RESTRICTED STOCK, RESTRICTED STOCK UNITS AND
PERFORMANCE SHARES GRANTED TO EMPLOYEES
SUBJECT TO STOCK OWNERSHIP POLICY PURSUANT
TO THE 2013 STOCK PLAN

I.	INTRODUCTION
The following terms and conditions shall apply to an Award granted under the Plan and are subject to the terms and conditions of the Plan. This Statement of Terms and Conditions is intended to meet the requirements of Code Section 409A and any rules promulgated thereunder. In the event of any inconsistency between this Statement of Terms and Conditions and the Plan, the Plan shall govern. Capitalized terms not otherwise defined in this Statement of Terms and Conditions shall have the meaning set forth in the Plan.

II.	OPTIONS
1.Option Agreement. An Option granted under the Plan shall be evidenced by an Option Agreement setting forth the terms and conditions of the Option, including whether the Option is an Incentive Stock Option or a Nonstatutory Stock Option and the number of Shares subject to the Option. Each Stock Option Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant's country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Option Agreement. The Option is also subject to the terms and conditions of the Plan.
2.Exercise Price. The Exercise Price of an Option, as specified in the Option Agreement, shall be equal to or greater than the Fair Market Value of the Shares underlying the Option on the Grant Date.
3.Option Period. An Option shall be exercisable only during the applicable Option Period, and during such Option Period the exercisability of the Option shall be subject to the vesting provisions of Section II.4 as modified by the rules set forth in Sections II.5 and V. The Option Period shall be not more than seven years from the Grant Date.
4.Vesting of Right to Exercise Options.
(A)Except as provided in Sections II.5 and V, an Option shall be exercisable during the Option Period in accordance with the following vesting schedule:  (i) 25% of the Shares subject to the Option shall vest on the first anniversary of the Grant Date; (ii) an additional 25% of

2013 Stock Plan STC (ECOT)

the Shares shall vest on the second anniversary of the Grant Date; (iii) an additional 25% of the Shares shall vest on the third anniversary of the Grant Date; and (iv) the remaining 25% of the Shares subject to the Option shall vest on the fourth anniversary of the Grant Date. Notwithstanding the foregoing, the Administrator may specify a different vesting schedule at the time the Option is granted, which will be specified in the Option Grant Notice.
(B)Any vested portion of an Option not exercised hereunder shall accumulate and be exercisable at any time on or before the Expiration Date, subject to the rules set forth in Sections II.5 and V. No Option may be exercised for less than 5% of the total number of Shares then available for exercise under such Option. In no event shall the Corporation be required to issue fractional Shares.
5.Limits on Option Period and Acceleration of Vesting. The Option Period may end before the Expiration Date, and in certain circumstances, the vesting schedule of an Option may be accelerated (subject to the provisions of Section V), as follows:
(A)If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period for reasons other than for Cause, Long‑Term Disability, Normal Retirement, Early Retirement or death, the Option Period shall end on the earlier of (x) 90 days after the date of the Participant's termination of employment and (y) the Expiration Date, and in all cases the Option shall be exercisable only to the extent that it was exercisable under the provisions of the foregoing Section II.4 at the time of such termination of employment. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short‑Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
(B)If the Participant's employment is terminated for Cause during the Option Period, the Option Period shall end on the date of such termination of employment and the Option shall thereupon not be exercisable to any extent whatsoever.
(C)If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates due to Long‑Term Disability during the Option Period, the vesting schedule of the Participant's Option shall be accelerated, the Option shall become fully exercisable and the Option Period shall end on the earlier of (x) three years after the date of the Participant's termination of employment and (y) the Expiration Date.
(D)If the Participant's employment is terminated:
(i)    By reason of Normal Retirement or Early Retirement, the Option shall be exercisable only to the extent that it was exercisable under the provisions of the foregoing Section II.4 at the time of such retirement.
(ii)    With respect to an Option held by a Participant at Normal Retirement or Early Retirement, the Option Period for that portion of the Option designated as a Nonstatutory

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Stock Option shall end on the earlier of (x) three years after the date of such retirement and (y) the Expiration Date.
(E)If a Participant should die (i) while in the employ of the Corporation or an Affiliate and (ii) during the Option Period, the vesting schedule of the Participant's Option shall be accelerated and the Option shall become fully exercisable, the Option Period shall end on the earlier of (x) three years after the date of death and (y) the Expiration Date, and the Participant's Beneficiary may exercise the entire unexercised portion of the then exercisable Shares covered by such Option (or any lesser amount) remaining on the date of death.
(F)If a Participant who ceases to be a bona fide employee of the Corporation or an Affiliate is subsequently rehired prior to the expiration of the Participant's Option, then the Option shall continue to remain outstanding until the earlier of (x) such time as the Participant subsequently terminates employment and (y) the Expiration Date. Upon the Participant's subsequent termination of employment, the post‑termination exercise period calculated pursuant to the terms and conditions of this Section II.5 shall be reduced by the number of days between the date of the Participant's initial termination of employment and the Participant's re‑hire date; provided, however, that if the rehired Participant continues to be employed by the Corporation or an Affiliate for at least one year from the Participant's rehire date, then the post termination exercise period for the Option shall be determined in accordance with Sections II.5(A) through (E) and shall not be adjusted as described in this Section II.5(F).
6.Method of Exercise. A Participant may exercise an Option with respect to all or any part of the exercisable Shares as follows:
(A)By giving the Corporation, or its authorized representative designated for this purpose, written notice of such exercise specifying the number of Shares as to which the Option is so exercised. Such notice shall be accompanied by an amount equal to the Exercise Price multiplied by the number of Shares exercised, in the form of any one or combination of the following:  cash or a certified check, bank draft, postal or express money order payable to the order of the Corporation in lawful money of the United States. Unless otherwise determined by the Administrator in its sole discretion, the Participant may pay the Exercise Price, in whole or in part, by tendering to the Corporation or its authorized representative Shares, which have been owned by the Participant for at least six months prior to said tender, and having a fair market value, as determined by the Corporation, equal to the Exercise Price, or in lieu of the delivery of actual Shares in such tender, the Corporation may accept an attestation by the Participant, in a form prescribed by the Corporation or its authorized representative, that the Participant owns sufficient Shares of record or in an account in street name to satisfy the Exercise Price, and such attestation will be deemed a tender of Shares for purposes of this method of exercise. The Corporation or its authorized representative may accept payment of the amount due upon the exercise of the Option in the form of a Participant's personal check. Payment may also be made by delivery (including by FAX transmission) to the Corporation or its authorized representative of an executed irrevocable Option exercise form together with irrevocable instructions to an approved registered investment broker to sell Shares in an amount sufficient to pay the Exercise Price plus any applicable Tax-Related Items (as defined in Section VII.6) and to transfer the proceeds of such sale to the Corporation.

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(B)If required by the Corporation, by giving satisfactory assurance in writing, signed by the Participant, the Participant shall give the Participant's assurance that the Shares subject to the Option are being purchased for investment and not with a view to the distribution thereof; provided that such assurance shall be deemed inapplicable to (1) any sale of the Shares by such Participant made in accordance with the terms of a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the U.S. Securities Act of 1933, as amended (the “Securities Act”) and with respect to which no stop order suspending the effectiveness thereof has been issued, and (2) any other sale of the Shares with respect to which, in the opinion of counsel for the Corporation, such assurance is not required to be given in order to comply with the provisions of the Securities Act.
(C)As soon as practicable after receipt of the notice and the assurance described in Sections II.6(A) and (B), the Corporation shall, without transfer or issue tax (except for withholding tax arrangements contemplated in Section VII.6) and without other incidental expense to the Participant, credit the purchased Shares to the Participant's brokerage account of record. If the Participant does not have a brokerage account of record, then the Corporation shall cause an appropriate book entry to be entered in the records of the Corporation's transfer agent recording the Participant's unrestricted interest in the purchased Shares; provided, however, that the time of such delivery may be postponed by the Corporation for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act, the Exchange Act, any applicable listing requirements of any national securities exchange and requirements under any other law or regulation applicable to the issuance or transfer of the Shares.
7.Limitations on Transfer. An Option shall, during a Participant's lifetime, be exercisable only by the Participant. No Option or any right granted thereunder shall be transferable by the Participant by operation of law or otherwise, other than by will or the laws of descent and distribution. Notwithstanding the foregoing: (i) a Participant may designate a beneficiary to succeed, after the Participant's death, to all of the Participant's Options outstanding on the date of death; (ii) a Nonstatutory Stock Option may be transferable pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act; and (iii) any Participant, who is a senior executive officer recommended by the Chief Executive Officer of the Corporation and approved by the Administrator may voluntarily transfer any Nonstatutory Stock Option to a Family Member as a gift or through a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. In the event of any attempt by a Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of an Option or of any right thereunder, except as provided herein, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Corporation at its election may terminate the affected Option by notice to the Participant and the Option shall thereupon become null and void.
8.No Stockholder Rights. Neither a Participant nor any person entitled to exercise a Participant's rights in the event of the Participant's death shall have any of the rights of a stockholder with respect to the Shares subject to an Option except to the extent that a book entry has been entered in the records of the Corporation's transfer agent with respect to such Shares upon the exercise of an Option.

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III.	RESTRICTED STOCK
1.Restricted Stock Agreement. A Restricted Stock Award granted under the Plan shall be evidenced by a Restricted Stock Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Restricted Stock Award. Each Restricted Stock Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant's country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Restricted Stock Agreement. The Restricted Stock Award is also subject to the terms and conditions of the Plan.
2.Rights with Respect to Shares of Restricted Stock. Upon written acceptance of a Restricted Stock Award by a Participant, including the restrictions and other terms and conditions described in the Plan and the Restricted Stock Agreement, the Corporation shall cause an appropriate book entry to be entered in the records of the Corporation's transfer agent recording the Participant's interest in the Restricted Stock. From and after the Grant Date, the Participant shall have the rights of Common Stock ownership, including the right to vote and to receive dividends on Shares of Restricted Stock, subject to the terms, conditions and restrictions described in the Plan and the Restricted Stock Agreement.
3.Special Restrictions. Each Restricted Stock Award made under the Plan shall be subject to the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Administrator; provided, however, that no Restricted Stock grant shall be subject to additional terms, conditions and restrictions which are more favorable to a Participant than the terms, conditions and restrictions set forth elsewhere in the Plan or the Restricted Stock Agreement.
(A)Restrictions. Until the restrictions imposed on any Restricted Stock grant shall lapse (the “Restriction Period”), Shares of Restricted Stock granted to a Participant (i) shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act and (ii) shall, if the Participant's continuous employment with the Corporation or any of its Affiliates shall terminate for any reason (except as otherwise provided in the Plan or in Section III.3(B)) be returned to the Corporation forthwith, and all the rights of the Participant to such Shares shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short‑Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
(B)    Termination of Employment by Reason of Death, Long‑Term Disability or Normal Retirement. Notwithstanding any provision contained herein or in the Plan or the Restricted Stock Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of:

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(i)Death or Long‑Term Disability, then the restrictions imposed on any Restricted Stock Award shall lapse as to all Shares granted to such Participant pursuant to such Restricted Stock Award on the date of such termination; or
(ii)Normal Retirement, then, unless otherwise determined by the Administrator, with respect to any time-based Restricted Stock Award then held by such Participant as to which restrictions have not lapsed, the restrictions applicable to such Restricted Stock Award shall lapse on the effective date of such Normal Retirement as to that whole number of Shares, rounded down to the nearest whole Share, equal to (a) the total number of Shares subject to such Restricted Stock Award, multiplied by (b) a fraction, the numerator of which is the number of whole calendar months, rounded down to the nearest whole month, during which the Participant provided Service to the Corporation during the entire vesting period applicable to such Award, and the denominator of which is the number of calendar months in such entire vesting period, minus (c) the number of Shares originally subject to such Restricted Stock Award with respect to which restrictions shall have lapsed as of the effective date of such Normal Retirement; provided, that for purposes of clause (b) above, “whole calendar months” shall be calculated commencing on the applicable Grant Date; and provided further, that notwithstanding any other provision of the Plan or this Statement of Terms and Conditions, this Section III.3(B)(ii) shall not apply to any Restricted Stock Award the vesting of which is based, in whole or in part, on attainment of performance objectives.
(C)    Restriction on Sale. The Compensation Committee reserves the right to impose a restriction on the sale of Shares that the Participant receives upon the vesting and settlement of a Restricted Stock Award, unless the Participant has satisfied the ownership targets applicable to the Participant as provided in the Stock Ownership Policy.
4.Dividends. Cash dividends paid with respect to Restricted Stock during the Restriction Period shall be credited on behalf of the Participant to a deferred cash account (in a manner designed to comply with Code Section 409A) and the restrictions on such cash dividends shall lapse at the same time that the restrictions lapse on the associated Restricted Stock Award. Stock dividends paid with respect to Restricted Stock during the Restriction Period shall be treated as Restricted Stock which shall be subject to the same restrictions as the original award for the duration of the Restricted Period.
5.Election to Recognize Gross Income in the Year of Grant. If any Participant validly elects within 30 days of the Grant Date, to include in gross income for federal income tax purposes an amount equal to the fair market value of the Shares of Restricted Stock granted on the Grant Date, such Participant shall (at the same time or prior to the date that the Participant files the Participant's election with the Internal Revenue Service) (A) pay to the Corporation, or make arrangements satisfactory to the Administrator to pay to the Corporation in the year of such grant, any federal, state or local taxes required to be withheld with respect to such Shares in accordance with Section VII.6 and (B) provide the Administrator with a copy of the election filed with the Internal Revenue Service.

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6.Restrictive Legend. Each book entry in the records of the Corporation's transfer agent evidencing Shares granted pursuant to a Restricted Stock grant may bear an appropriate legend referring to the terms, conditions and restrictions described in the Plan and/or the Restricted Stock Agreement.
7.Expiration of Restricted Period. If and when the Restriction Period applicable to the Restricted Stock expires without a prior forfeiture, Shares shall be credited to the Participant's brokerage account of record. If the Participant does not have a brokerage account of record, then an appropriate book entry recording the Participant's interest in the unrestricted Shares shall be entered on the records of the Corporation's transfer agent.

IV.	RESTRICTED STOCK UNITS AND PERFORMANCE SHARES
1.Award Agreement.
(A)Restricted Stock Units granted under the Plan shall be evidenced by a Restricted Stock Unit Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Restricted Stock Units. Each Restricted Stock Unit Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant's country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Restricted Stock Unit Agreement. The Restricted Stock Units are also subject to the terms and conditions of the Plan.
(B)Performance Shares granted under the Plan shall be evidenced by a Performance Share Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Performance Shares. Each Performance Share Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant's country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Performance Share Agreement. Performance Shares are also subject to the terms and conditions of the Plan.
2.Special Restrictions. Restricted Stock Units and Performance Shares granted under the Plan shall be subject to the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Administrator, consistent with the terms of the Plan.
(A)Restrictions. If a Participant ceases to be a bona fide employee of the Corporation or any Affiliate (except as otherwise provided in the Plan or in Section IV.2(B)) prior to the lapse of the restrictions imposed on the Award, the unvested Restricted Stock Units or Performance Shares shall be canceled, and all the rights of the Participant to such Awards shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short‑Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by

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virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
(B)    Termination of Employment by Reason of Death, Long‑Term Disability or Normal Retirement. Notwithstanding any provision contained herein or in the Plan, the Restricted Stock Unit Agreement or Performance Share Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of such Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of:
(i)Death or Long‑Term Disability, then the restrictions imposed on any Award of Restricted Stock Units or Performance Shares shall lapse on the date of such termination; or
(ii)Normal Retirement, then, unless otherwise determined by the Administrator, with respect to any time-based Restricted Stock Units then held by such Participant as to which restrictions have not lapsed, the restrictions applicable to such Award of Restricted Stock Units shall lapse on the effective date of such Normal Retirement as to that whole number of Shares, rounded down to the nearest whole Share, equal to (a) the total number of Restricted Stock Units subject to such Award, multiplied by (b) a fraction, the numerator of which is the number of whole calendar months, rounded down to the nearest whole month, during which the Participant provided Service to the Corporation during the entire vesting period applicable to such Award, and the denominator of which is the number of calendar months in such entire vesting period, minus (c) the number of Restricted Stock Units originally subject to such Award with respect to which restrictions shall have lapsed as of the effective date of such Normal Retirement; provided, that for purposes of clause (b) above, “whole calendar months” shall be calculated commencing on the applicable Grant Date; and provided further, that notwithstanding any other provision of the Plan or this Statement of Terms and Conditions, this Section IV.2(B)(ii) shall not apply to any Performance Shares or to any Restricted Stock Units the vesting of which is based, in whole or in part, on attainment of performance objectives.
(C)    Restriction on Sale. The Compensation Committee reserves the right to impose a restriction on the sale of Shares that the Participant receives upon the settlement of Restricted Stock Units or Performance Shares, unless the Participant has satisfied the ownership targets applicable to the Participant as provided in the Stock Ownership Policy.
3.Dividend Equivalents. Subject to discretion of the Compensation Committee, dividend equivalents shall be credited in respect of Restricted Stock Units and Performance Shares. Cash dividends shall be credited on behalf of the Participant to a deferred cash account (in a manner designed to comply with Code Section 409A) and the restrictions on such cash dividends shall lapse at the same time that the restrictions lapse on the associated Award of Restricted Stock Units or Performance Shares (as applicable), and cash dividends, along with accrued interest (if any) on such cash dividends, shall be paid in a lump sum at the same time that the Shares underlying the Restricted Stock Unit or Performance Share Award, and to which the cash dividends relate, are distributed. Stock dividends shall be converted into additional Restricted Stock Units or Performance Shares, which will be subject to all of the terms and conditions of the underlying

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Restricted Stock Units or Performance Shares, including the same vesting restrictions as the underlying Award.
4.Assignability. A Participant shall not be permitted to sell, transfer, pledge, assign or encumber Restricted Stock Units or Performance Shares, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act.
5.No Stockholder Rights. Neither a Participant nor any person entitled to exercise a Participant's rights in the event of the Participant's death shall have any of the rights of a stockholder with respect to an Award of Restricted Stock Units or Performance Shares except to the extent that a book entry has been entered in the records of the Corporation's transfer agent with respect to the Shares paid upon the settlement of any vested Restricted Stock Units or Performance Shares.
6.Time of Payment of Restricted Stock Units and Performance Shares. Upon the lapse of the restriction imposed on Restricted Stock Units or Performance Shares, all Restricted Stock Units and Performance Shares that were not forfeited pursuant to Section IV.2(A) or V shall be paid to the Participant as soon as reasonably practicable after the restrictions lapse. Payment shall be made in Shares to the Participant's brokerage account of record. If the Participant does not have a brokerage account of record, then in the form of an appropriate book entry entered in the records of the Corporation's transfer agent recording the Participant's unrestricted interest in the number of Shares subject to the Restricted Stock Units or Performance Shares.
Notwithstanding the foregoing, if a Participant becomes eligible for Normal Retirement prior to the date of the lapse of restriction imposed on the Restricted Stock Units is scheduled to occur and the vesting provisions of Section IV(2)(B)(ii) apply, then such Restricted Stock Units shall be paid to the Participant in full at the earlier of (x) the date on which the Participant has a Separation from Service, subject to the delay of payment (if applicable) provided in Section VII.14, and (y) the fixed date on which the lapse of restrictions was originally scheduled to occur. The procedures set forth in Section VII.6 will be applied for any taxes due upon the lapse of restriction imposed on the Restricted Stock Units due to a Participant's Normal Retirement eligibility.

V.	SPECIAL FORFEITURE AND REPAYMENT RULES
Any other provision of this Statement of Terms and Conditions to the contrary notwithstanding, if the Administrator determines that a Participant has engaged in any of the actions described in 3 below, the consequences set forth in 1 and 2 below shall result:
1.Any outstanding Option shall immediately and automatically terminate, be forfeited and shall cease to be exercisable, without limitation. In addition, any Award of Restricted Stock, Restricted Stock Units or Performance Shares as to which the restrictions have not lapsed shall immediately and automatically be forfeited and such Shares of Restricted Stock shall be returned to the Corporation and all of the rights of the Participant to such Awards and the underlying Shares shall immediately terminate.

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2.If the Participant exercised an Option within 12 months prior to the date upon which the Corporation discovered that the Participant engaged in any actions described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained by the exercise of such Option measured at the date of exercise. In addition, if the restrictions imposed on any Award of Restricted Stock, Restricted Stock Units or Performance Shares (including any unpaid dividends or Dividend Equivalents) lapsed within 12 months prior to the date the Corporation discovered that the Participant engaged in any action described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained with respect to such Award, measured at the date such Award vested.
3.The consequences described in 1 and 2 above shall apply if the Participant, either before or after termination of employment with the Corporation or its Affiliates:
(A)Discloses to others, or takes or uses for the Participant's own purpose or the purpose of others, any trade secrets, confidential information, knowledge, data or know‑how or any other proprietary information or intellectual property belonging to the Corporation or its Affiliates and obtained by the Participant during the term of the Participant's employment, whether or not they are the Participant's work product. Examples of such confidential information or trade secrets include, without limitation, customer lists, supplier lists, pricing and cost data, computer programs, delivery routes, advertising plans, wage and salary data, financial information, research and development plans, processes, equipment, product information and all other types and categories of information as to which the Participant knows or has reason to know that the Corporation or its Affiliates intends or expects secrecy to be maintained;
(B)Fails to promptly return all documents and other tangible items belonging to the Corporation or its Affiliates in the Participant's possession or control, including all complete or partial copies, recordings, abstracts, notes or reproductions of any kind made from or about such documents or information contained therein, upon termination of employment, whether pursuant to retirement or otherwise;
(C)Fails to provide the Corporation with at least 30 days' written notice prior to directly or indirectly engaging in, becoming employed by, or rendering services, advice or assistance to any business in competition with the Corporation or its Affiliates. As used herein, “business in competition” means any person, organization or enterprise which is engaged in or is about to become engaged in any line of business engaged in by the Corporation or its Affiliates at the time of the termination of the Participant's employment with the Corporation or its Affiliates;
(D)Fails to inform any new employer, before accepting employment, of the terms of this paragraph and of the Participant's continuing obligation to maintain the confidentiality of the trade secrets and other confidential information belonging to the Corporation or its Affiliates and obtained by the Participant during the term of the Participant's employment with the Corporation or any of its Affiliates;
(E)Induces or attempts to induce, directly or indirectly, any of the customers of the Corporation or its Affiliates, employees, representatives or consultants to terminate, discontinue

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or cease working with or for the Corporation or its Affiliates, or to breach any contract with the Corporation or any of its Affiliates, in order to work with or for, or enter into a contract with, the Participant or any third party;
(F)Engages in conduct which is not in good faith and which disrupts, damages, impairs or interferes with the business, reputation or employees of the Corporation or its Affiliates; or
(G)Fails to meet the Participant's continuing obligations with respect to non-disclosure, non-competition and/or non-solicitation under the Participant's agreement with the Corporation or any Affiliate.
The Administrator shall determine in its sole discretion whether the Participant has engaged in any of the acts set forth in (A) through (G) above, and its determination shall be conclusive and binding on all interested persons.
Any provision of this Section V which is determined by a court of competent jurisdiction to be invalid or unenforceable should be construed or limited in a manner that is valid and enforceable and that comes closest to the business objectives intended by such invalid or unenforceable provision, without invalidating or rendering unenforceable the remaining provisions of this Section V.

VI.	CHANGE IN CONTROL
If as a result of a Change in Control, the Common Stock ceases to be listed for trading on a national securities exchange (an “Exchange”), any Option, Restricted Stock Award, Restricted Stock Unit Award, or Performance Share Award that is unvested on the effective date of the Change in Control shall continue to vest according to the terms and conditions of such Award, provided that such Award is replaced with an award for voting securities of the resulting corporation or the acquiring corporation, as the case may be, (including without limitation, the voting securities of any corporation which as a result of the Change in Control owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) (the “Surviving Company”) which are traded on an Exchange (a “Replacement Award”), which Replacement Award, (i) in the case of an Option, shall consist of an option with the number of underlying shares and exercise price determined in a manner consistent with Code Section 424(a) with vesting and any other terms continuing in the same manner as the replaced Option; (ii) in the case of a Performance Share Award, shall consist of restricted stock or restricted stock units with a value (determined using the Surviving Company's stock price as of the effective date of the Change in Control) equal to the value of the Performance Share Award (determined using the Corporation's stock price and assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control), with any restrictions on such restricted stock or restricted stock units lapsing at the end of the measuring period over which performance for the replaced Performance Share Award was to be measured prior to the granting of the Replacement Award; and (iii) in the case of a Restricted Stock Award or Restricted Stock Unit Award, shall consist of restricted stock or restricted stock units with a value (determined using the Surviving Company's stock price as of the effective date of the Change in Control) equal to the value of the Restricted Stock Award or Restricted Stock Unit Award (determined using the Corporation's stock price as of the effective date

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of the Change in Control), with any restrictions on such restricted stock or restricted stock units lapsing at the same time and manner as the replaced Award; provided, however, that in the event of the Participant's involuntary Separation from Service by the Corporation without Cause or Separation from Service by the Participant for Good Reason during the vesting period of any Replacement Award, the Replacement Award shall immediately vest and be paid as soon as practicable following such Separation from Service (subject to Section VII.14), based on the fair market value of the underlying shares on the vesting date, or in the case of options, based on the excess of the fair market value of the underlying shares over the option exercise price on the vesting date. If any Option, Restricted Stock Award, Restricted Stock Unit Award, or Performance Share Award that is unvested at the effective time of the Change in Control is not replaced with a Replacement Award, such Award shall immediately vest and, in the case of a Performance Share Award, shall vest based upon deemed attainment of target performance or actual performance achieved, if greater.
If as a result of a Change in Control, the Common Stock continues to be listed for trading on an Exchange, any unvested Option, Restricted Stock Award, or Restricted Stock Unit Award shall continue to vest according to the terms and conditions of such Award and any Performance Share Award shall be replaced with a Restricted Stock Award or Restricted Stock Unit Award where the number of shares subject to such Restricted Stock Award or Restricted Stock Unit Award shall be equal to the number of Performance Shares assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control with any restrictions on such Restricted Stock Award or Restricted Stock Unit Award lapsing at the end of the measuring period over which performance for the replaced Performance Share Award was to be measured prior to the granting of the replacement Award; provided however, that, in the event of the Participant's involuntary Separation from Service by the Corporation without Cause or Separation from Service by the Participant for Good Reason during the vesting period of an Award, such Award shall immediately vest and be paid as soon as practicable following such Separation from Service (subject to Section VII.14).

VII.	MISCELLANEOUS
1.No Effect on Terms of Employment. Participation in the Plan shall not create a right to further employment with the Participant's employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate, with or without cause, or change the terms of employment of a Participant at any time.
2.Grants to Participants in Foreign Countries. In making grants to Participants in foreign countries, the Administrator has the full discretion to deviate from this Statement of Terms and Conditions in order to adjust grants under the Plan to prevailing local conditions, including custom and legal and tax requirements. Furthermore, the Corporation reserves the right to impose other requirements on the Participant's participation in the Plan on the Award and on any Shares acquired under the Plan, to the extent the Corporation determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertaking that may be necessary to accomplish the foregoing.

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3.Information Notification. Any information required to be given under the terms of an Award shall be addressed to the Corporation in care of its Corporate Secretary at McKesson Corporation, One Post Street, San Francisco, California 94104, and any notice to be given to a Participant shall be addressed to such Participant at the address indicated beneath the Participant's name on the Award Agreement or such other address as either party may designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office.
4.Administrator Decisions Conclusive. All decisions of the Administrator administering the Plan upon any questions arising under the Plan or under an Award Agreement, shall be conclusive and binding on all interested persons.
5.No Effect on Other Benefit Plans. Nothing herein contained shall affect a Participant's right to participate in and receive benefits from and in accordance with the then current provisions of any pensions, insurance or other employment welfare plan or program offered by the Corporation.
6.Withholding. Regardless of any action the Corporation or the Employer takes with respect to any federal, state or local income tax, social insurance, payroll tax, payment on account or other tax-related items related to the Participant's participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant's responsibility and may exceed the amount actually withheld by the Corporation or the Employer. The Participant further acknowledges that the Corporation and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the grant, vesting or exercise of the Award, as applicable, the subsequent sale of Shares acquired pursuant to the Plan and the receipt of any dividends and/or dividend equivalents; and (2) do not commit and are under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate the Participant's liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, the Participant acknowledges that the Corporation and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to any relevant taxable or tax withholding event, as applicable, the Participant will pay or make adequate arrangements satisfactory to the Corporation and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (1) withholding from the Participant's wages or other cash compensation paid to the Participant by the Corporation and/or the Employer; (2) withholding from proceeds of the sale of Shares acquired under the Plan either through a voluntary sale or through a mandatory sale arranged by the Corporation (on the Participant's behalf pursuant to this authorization and any other authorization the Corporation and/or the broker designated by the Corporation may require the Participant to sign in connection with the sale of Shares); or (3) withholding Shares to be issued upon grant, vesting/settlement or exercise, as applicable. Calculation

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of the number of Shares to be withheld shall be made based on the closing price of the Common Stock on the New York Stock Exchange on the date that the amount of tax to be withheld is determined. In no event, however, shall the Corporation be required to issue fractional Shares. With respect to an Award other than an Option, if adequate arrangements to satisfy the obligations with regard to all Tax-Related Items are not made by the Participant with the Corporation and/or the Employer prior to the relevant taxable event, the Corporation will satisfy such obligations as provided above in (3) of this paragraph.
To avoid negative accounting treatment, the Corporation may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant will be deemed to have been issued the full number of Shares subject to the Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Participant's participation in the Plan.
Finally, the Participant shall pay to the Corporation or the Employer any amount of Tax-Related Items that the Corporation or the Employer may be required to withhold or account for as a result of the Participant's participation in the Plan that cannot be satisfied by the means previously described. The Corporation may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Participant fails to comply with the Participant's obligations in connection with the Tax-Related Items.
The Administrator shall be authorized to establish such rules, forms and procedures as it deems necessary to implement the foregoing.
7.Successors. The Award Agreements shall be binding upon and inure to the benefit of any successor or successors of the Corporation. “Participant” as used herein shall include the Participant's Beneficiary.
8.Delaware Law. The interpretation, performance, and enforcement of all Award Agreements shall be governed by the laws of the State of Delaware.
9.Nature of Grant. In accepting the grant, the Participant acknowledges that:
(A)the Plan is established voluntarily by the Corporation, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Corporation at any time;
(B)the grant of the Award is voluntary and occasional and does not create any contractual or other right to receive future Award grants, or benefits in lieu of Awards, even if Awards have been granted repeatedly in the past;
(C)all decisions with respect to future Awards, if any, will be at the sole discretion of the Corporation;
(D)the Participant is voluntarily participating in the Plan;

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(E)the Award is not part of normal or expected compensation for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;
(F)the Award will not be interpreted to form an employment contract or relationship with the Corporation; and furthermore, the Award will not be interpreted to form an employment contract with any subsidiary or Affiliate of the Corporation;
(G)the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;
(H)if the underlying Shares do not increase in value, the Options will have no value;
(I)in consideration of the grant of the Award, no claim or entitlement to compensation or damages shall arise from forfeiture of the Award which results from termination of the Participant's employment with the Employer or the Corporation or one of its Affiliates (for any reason whatsoever) and the Participant irrevocably releases the Corporation or its Affiliates from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by accepting the Award, the Participant shall be deemed irrevocably to have waived the Participant's entitlement to pursue such claim;
(J)for purposes of an Award, the Participant's employment relationship will be considered terminated as of the date the Participant is no longer a bona fide employee of the Corporation or one of its Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of the employment laws in the jurisdiction where the Participant is employed or the terms of the Participant's employment agreement, if any), and unless otherwise expressly provided in this Award Agreement or determined by the Corporation in its sole discretion, the Participant's right to receive Awards and vest in Awards under the Plan, if any, will terminate effective as of such date and will not be extended by any notice period mandated under local law; similarly, any right to exercise Options under the Plan after termination of employment will be measured as of the date the Participant is no longer a bona fide employee of the Corporation or one of its Affiliates and will not be extended by any notice period mandated under local law; the Administrator shall have the sole discretion to determine when the Participant is no longer a bona fide employee;
(K)the Corporation is not providing any tax, legal or financial advice, nor is the Corporation making any recommendations regarding participation in the Plan or the Participant's acquisition or sale of Shares; and
(L)Participant is hereby advised to consult with the Participant's own personal tax, legal and financial advisors regarding Participant's participation in the Plan before taking any action related to the Plan.

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10.Data Privacy. By accepting the Award, the Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant's personal data as described in this document by and among, as applicable, the Employer and the Corporation and its Affiliates for the exclusive purpose of implementing, administering and managing participation in the Plan.
The Participant understands that the Corporation and the Employer hold certain personal information about the Participant, including, but not limited, the Participant's name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any Shares or directorships held in the Corporation, details of all Options, Restricted Stock, Restricted Stock Units, Performance Shares, Other Share-Based Awards, or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant's favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that recipients of Data may be located in the United States or elsewhere, and that the recipient's country may have different data privacy laws and protections than the Participant's country. The Participant understands that if the Participant resides outside of the United States, the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting the local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares acquired under the Plan. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant's participation in the Plan. The Participant understands that if the Participant resides outside of the United States, the Participant may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, without cost, by contacting in writing the local human resources representative. Further, the Participant understands that the Participant is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if the Participant later seeks to revoke the Participant's consent, the Participant's employment status or service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing the Participant's consent is that the Corporation would not be able to grant the Participant Awards or administer or maintain such Awards. Therefore, the Participant understands that refusing or withdrawing consent may affect the Participant's ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that the Participant may contact the local human resources representative.
11.Severability. The provisions in this Statement of Terms and Conditions are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
12.Language. If the Participant has received this Statement of Terms and Conditions or any other document related to the Plan translated into a language other than English and if the

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meaning of the translated version is different than the English version, the English version will control.
13.Electronic Delivery. The Corporation may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Corporation or a third party designated by the Corporation.
14.Section 409A. If (i) the Participant is a Specified Employee at the time of the Participant's Separation from Service, and (ii) some or any portion of the amounts payable to the Participant, if any, when considered together with any other payments or benefits which may be considered deferred compensation under section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and subject to the plan aggregation rules under Treasury Regulation section 1.409A-1(c)(3)(viii) (together, the “Deferred Compensation Benefits”) would result in the imposition of additional tax under Section 409A if paid to the Participant on or within the six month period following the Separation from Service, then to the extent such portion of the Deferred Compensation Benefits resulting in the imposition of additional tax would otherwise have been payable on or within the first six months following the Separation from Service, it will instead become payable on the first payroll date that occurs in the seventh month following the Separation from Service (or such longer period as is required to avoid the imposition of additional tax under Section 409A). All subsequent Deferred Compensation Separation Benefits, if any, will be payable in accordance with the payment schedule applicable to each payment or benefit.

VIII.	DEFINITIONS
When capitalized in this Statement of Terms and Conditions, the following terms shall have the meaning set forth below:
1.“Award Agreement” means an agreement between the Participant and the Corporation evidencing the grant of an Option, Restricted Stock Award, Restricted Stock Award, Performance Shares or Other Share-Based Award, as applicable.
2.“Cause” means termination of the Participant's employment with the Corporation or an Affiliate upon the Participant's negligent or willful engagement in misconduct which, in the sole determination of the Chief Executive Officer of the Corporation (or the Chief Executive Officer's designee), is injurious to the Corporation, its employees, or its customers.
3.“Early Retirement” means a termination of employment which occurs prior to Normal Retirement but on or after the date on which the Participant's age (expressed in terms of years and completed months) plus service with the Corporation or an Affiliate equals 65. For purposes of determining eligibility for Early Retirement, the term “service” shall include years and completed whole months of service.
4.“Family Member” means any person identified as an “immediate family” member in Rule 16(a)‑1(e) of the Exchange Act, as such Rule may be amended from time to time.

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Notwithstanding the foregoing, the Administrator may designate any other person(s) or entity(ies) as a “family member.”
5.    “Good Reason” means any of the following actions, if taken without the express written consent of the Participant:
(A)    Any material change by the Corporation in the Participant's functions, duties, or responsibilities, which change would cause the Participant's position with the Corporation to become of less dignity, responsibility, importance, or scope from the position and attributes that applied to the Participant immediately prior to the Change in Control; provided, however, that, any such change attributable to the Corporation's no longer being a company with publicly traded common stock shall not constitute Good Reason; and provided, further, that a reduction in the Participant's functions, duties or responsibilities solely by virtue of the Corporation being acquired and made part of a larger entity (for example, if following a Change in Control the Participant retains the Participant's position, or has a comparable position, with respect to a division or subsidiary of the acquirer that contains the Corporation's business) shall not constitute Good Reason;
(B)    Any significant reduction in the Participant's aggregate base annual salary and target incentive opportunity, as in effect immediately prior to the Change in Control;
(C)    Any material failure by the Corporation to comply with any of the provisions of an Award subsequent to a Change in Control; or
(D)    The Corporation's requiring the Participant to be based at any location which would increase the Participant's regular one-way commute by more than 25 miles from that in effect immediately preceding the Change in Control, except for travel reasonably required in the performance of the Participant's responsibilities;
Provided that the Participant gives notice to the Corporation of the existence of the Good Reason condition within 30 days of the initial existence of the Good Reason condition and the Corporation is provided 30 days after receipt of the Participant's notice to remedy the Good Reason condition; provided further that the Participant's Separation from Service must occur within six months from the initial existence of the Good Reason condition if the Corporation does not remedy such condition for such separation to be considered to be for Good Reason.
6.    “Expiration Date” means the date that an Option expires as set forth in the Option Grant Notice as the “Expiration Date.”
7.    “Grant Date” means the date the Administrator grants the Award.
8.    “Grant Notice” means the notice of an Award granted to the Participant, which sets forth certain terms of such Award.
9.    “Long‑Term Disability” means a physical or mental condition in respect of which the administrator of the Corporation's long-term disability plan has determined that the Participant is eligible to receive income replacement benefits; or, if the Participant is not then a participant in

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the Corporation's long-term disability plan, a physical or mental condition that the administrator of the Corporation's long-term disability plan determines would have rendered the Participant eligible to receive income replacement benefits, had the Participant been enrolled in such plan.
10.    “Normal Retirement” means retirement at age 65 (62, in the case of a participant in the McKesson Corporation 1984 Executive Benefit Retirement Plan) with at least 10 years of service with the Corporation or an Affiliate. For purposes of determining eligibility for Normal Retirement, “service” shall mean completed whole years of service (12 consecutive months).
11.    “Option Period” means the period commencing on the Grant Date of an Option and, except at otherwise provided in Section II.5, ending on the Expiration Date.
12.    “Separation from Service” means termination of employment with the Corporation or an affiliate. A Participant shall be deemed to have had a Separation from Service if the Participant's service with the Corporation or an affiliate is reduced to an annual rate that is equal to or less than 20% of the services rendered, on average, during the immediately preceding three years of service with the Corporation or an affiliate (or, if providing service to the Corporation or an affiliate for less than three years, such lesser period).
13.    “Short‑Term Disability” means short‑term disability as defined in the Corporation's short‑term disability plan.
14.    “Specified Employee” means those employees identified by the Corporation as "Specified Employees" for purposes of Section 409A of the Code.
15.    “Stock Ownership Policy” means the Corporation's Stock Ownership Policy, as amended from time to time, which can be found on McKNet. A Participant or a Participant's beneficiary may also request a copy of the Stock Ownership Policy by writing to the Corporate Secretary at McKesson Corporation, One Post Street, San Francisco, CA 94104.

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EMPLOYEE

McKESSON CORPORATION
STATEMENT OF TERMS AND CONDITIONS APPLICABLE TO
OPTIONS, RESTRICTED STOCK, RESTRICTED STOCK UNITS AND
PERFORMANCE SHARES GRANTED TO EMPLOYEES PURSUANT
TO THE 2013 STOCK PLAN

I.	INTRODUCTION
The following terms and conditions shall apply to an Award granted under the Plan and are subject to the terms and conditions of the Plan. This Statement of Terms and Conditions is intended to meet the requirements of Code Section 409A and any rules promulgated thereunder. In the event of any inconsistency between this Statement of Terms and Conditions and the Plan, the Plan shall govern. Capitalized terms not otherwise defined in this Statement of Terms and Conditions shall have the meaning set forth in the Plan.

II.	OPTIONS
1.Option Agreement. An Option granted under the Plan shall be evidenced by an Option Agreement setting forth the terms and conditions of the Option, including whether the Option is an Incentive Stock Option or a Nonstatutory Stock Option and the number of Shares subject to the Option. Each Stock Option Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant's country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Option Agreement. The Option is also subject to the terms and conditions of the Plan.
2.Exercise Price. The Exercise Price of an Option, as specified in the Option Agreement, shall be equal to or greater than the Fair Market Value of the Shares underlying the Option on the Grant Date.
3.Option Period. An Option shall be exercisable only during the applicable Option Period, and during such Option Period the exercisability of the Option shall be subject to the vesting provisions of Section II.4 as modified by the rules set forth in Sections II.5 and V. The Option Period shall be not more than seven years from the Grant Date.
4.Vesting of Right to Exercise Options.
(A)Except as provided in Sections II.5 and V, an Option shall be exercisable during the Option Period in accordance with the following vesting schedule:  (i) 25% of the Shares subject to the Option shall vest on the first anniversary of the Grant Date; (ii) an additional 25% of the Shares shall vest on the second anniversary of the Grant Date; (iii) an additional 25% of the Shares shall vest on the third anniversary of the Grant Date; and (iv) the remaining 25% of the

2013 Stock Plan STC (Employee)

Shares subject to the Option shall vest on the fourth anniversary of the Grant Date. Notwithstanding the foregoing, the Administrator may specify a different vesting schedule at the time the Option is granted, which will be specified in the Option Grant Notice.
(B)Any vested portion of an Option not exercised hereunder shall accumulate and be exercisable at any time on or before the Expiration Date, subject to the rules set forth in Sections II.5 and V. No Option may be exercised for less than 5% of the total number of Shares then available for exercise under such Option. In no event shall the Corporation be required to issue fractional Shares.
5.Limits on Option Period and Acceleration of Vesting. The Option Period may end before the Expiration Date, and in certain circumstances the vesting schedule of an Option may be accelerated (subject to the provisions of Section V), as follows:
(A)If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period for reasons other than for Cause, Long‑Term Disability, Normal Retirement, Early Retirement or death, the Option Period shall end on the earlier of (x) 90 days after the date of the Participant's termination of employment and (y) the Expiration Date, and in all cases the Option shall be exercisable only to the extent that it was exercisable under the provisions of the foregoing Section II.4 at the time of such termination of employment. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short‑Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
(B)If the Participant's employment is terminated for Cause during the Option Period, the Option Period shall end on the date of such termination of employment and the Option shall thereupon not be exercisable to any extent whatsoever.
(C)If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates due to Long‑Term Disability during the Option Period, the vesting schedule of the Participant's Option shall be accelerated, the Option shall become fully exercisable and the Option Period shall end on the earlier of (x) three years after the date of the Participant's termination of employment and (y) the Expiration Date.
(D)If the Participant's employment is terminated:
(i)    By reason of Normal Retirement or Early Retirement, the Option shall be exercisable only to the extent that it was exercisable under the provisions of the foregoing Section II.4 at the time of such retirement.
(ii)    With respect to an Option held by a Participant at Normal Retirement or Early Retirement, the Option Period for that portion of the Option designated as a Nonstatutory Stock Option shall end on the earlier of (x) three years after the date of such retirement and (y) the Expiration Date.

(E)If a Participant should die (i) while in the employ of the Corporation or an Affiliate and (ii) during the Option Period, the vesting schedule of the Participant's Option shall be accelerated and the Option shall become fully exercisable, the Option Period shall end on the earlier of (x) three years after the date of death and (y) the Expiration Date, and the Participant's Beneficiary may exercise the entire unexercised portion of the then exercisable Shares covered by such Option (or any lesser amount) remaining on the date of death.
(F)If a Participant who ceases to be a bona fide employee of the Corporation or an Affiliate is subsequently rehired prior to the expiration of the Participant's Option, then the Option shall continue to remain outstanding until the earlier of (x) such time as the Participant subsequently terminates employment and (y) the Expiration Date. Upon the Participant's subsequent termination of employment, the post‑termination exercise period calculated pursuant to the terms and conditions of this Section II.5 shall be reduced by the number of days between the date of the Participant's initial termination of employment and the Participant's re‑hire date; provided, however, that if the rehired Participant continues to be employed by the Corporation or an Affiliate for at least one year from the Participant's rehire date, then the post termination exercise period for the Option shall be determined in accordance with Sections II.5(A) through (E) and shall not be adjusted as described in this Section II.5(F).
6.Method of Exercise. A Participant may exercise an Option with respect to all or any part of the exercisable Shares as follows:
(A)By giving the Corporation, or its authorized representative designated for this purpose, written notice of such exercise specifying the number of Shares as to which the Option is so exercised. Such notice shall be accompanied by an amount equal to the Exercise Price multiplied by the number of Shares exercised, in the form of any one or combination of the following:  cash or a certified check, bank draft, postal or express money order payable to the order of the Corporation in lawful money of the United States. Unless otherwise determined by the Administrator in its sole discretion, the Participant may pay the Exercise Price, in whole or in part, by tendering to the Corporation or its authorized representative Shares, which have been owned by the Participant for at least six months prior to said tender, and having a fair market value, as determined by the Corporation, equal to the Exercise Price, or in lieu of the delivery of actual Shares in such tender, the Corporation may accept an attestation by the Participant, in a form prescribed by the Corporation or its authorized representative, that the Participant owns sufficient Shares of record or in an account in street name to satisfy the Exercise Price, and such attestation will be deemed a tender of Shares for purposes of this method of exercise. The Corporation or its authorized representative may accept payment of the amount due upon the exercise of the Option in the form of a Participant's personal check. Payment may also be made by delivery (including by FAX transmission) to the Corporation or its authorized representative of an executed irrevocable Option exercise form together with irrevocable instructions to an approved registered investment broker to sell Shares in an amount sufficient to pay the Exercise Price plus any applicable Tax-Related Items (as defined in Section VII.6) and to transfer the proceeds of such sale to the Corporation.
(B)If required by the Corporation, by giving satisfactory assurance in writing, signed by the Participant, the Participant shall give the Participant's assurance that the Shares subject to the Option are being purchased for investment and not with a view to the distribution thereof; provided that such assurance shall be deemed inapplicable to (1) any sale of the Shares by such Participant made in accordance with the terms of a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the U.S. Securities Act of 1933, as amended (the “Securities Act”) and with respect to which no stop order suspending the effectiveness thereof has been issued, and (2) any other sale of the Shares with respect to which, in the opinion of counsel for the Corporation, such assurance is not required to be given in order to comply with the provisions of the Securities Act.
(C)As soon as practicable after receipt of the notice and the assurance described in Sections II.6(A) and (B), the Corporation shall, without transfer or issue tax (except for withholding tax arrangements contemplated in Section VII.6) and without other incidental expense to the Participant, credit the purchased Shares to the Participant's brokerage account of record. If the Participant does not have a brokerage account of record, then the Corporation shall cause an appropriate book entry to be entered in the records of the Corporation's transfer agent recording the Participant's unrestricted interest in the purchased Shares; provided, however, that the time of such delivery may be postponed by the Corporation for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act, the Exchange Act, any applicable listing requirements of any national securities exchange and requirements under any other law or regulation applicable to the issuance or transfer of the Shares.
7.Limitations on Transfer. An Option shall, during a Participant's lifetime, be exercisable only by the Participant. No Option or any right granted thereunder shall be transferable by the Participant by operation of law or otherwise, other than by will or the laws of descent and distribution. Notwithstanding the foregoing: (i) a Participant may designate a beneficiary to succeed, after the Participant's death, to all of the Participant's Options outstanding on the date of death; (ii) a Nonstatutory Stock Option may be transferable pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act; and (iii) any Participant, who is a senior executive officer recommended by the Chief Executive Officer of the Corporation and approved by the Administrator may voluntarily transfer any Nonstatutory Stock Option to a Family Member as a gift or through a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. In the event of any attempt by a Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of an Option or of any right thereunder, except as provided herein, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Corporation at its election may terminate the affected Option by notice to the Participant and the Option shall thereupon become null and void.
8.No Stockholder Rights. Neither a Participant nor any person entitled to exercise a Participant's rights in the event of the Participant's death shall have any of the rights of a stockholder with respect to the Shares subject to an Option except to the extent that a book entry has been entered in the records of the Corporation's transfer agent with respect to such Shares upon the exercise of an Option.

III.	RESTRICTED STOCK
1.Restricted Stock Agreement. A Restricted Stock Award granted under the Plan shall be evidenced by a Restricted Stock Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Restricted Stock Award. Each Restricted Stock Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant's country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Restricted Stock Agreement. The Restricted Stock Award is also subject to the terms and conditions of the Plan.
2.Rights with Respect to Shares of Restricted Stock. Upon written acceptance of a Restricted Stock Award by a Participant, including the restrictions and other terms and conditions described in the Plan and the Restricted Stock Agreement, the Corporation shall cause an appropriate book entry to be entered in the records of the Corporation's transfer agent recording the Participant's interest in the Restricted Stock. From and after the Grant Date, the Participant shall have the rights of Common Stock ownership, including the right to vote and to receive dividends on Shares of Restricted Stock, subject to the terms, conditions and restrictions described in the Plan and the Restricted Stock Agreement.
3.Special Restrictions. Each Restricted Stock Award made under the Plan shall be subject to the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Administrator; provided, however, that no Restricted Stock grant shall be subject to additional terms, conditions and restrictions which are more favorable to a Participant than the terms, conditions and restrictions set forth elsewhere in the Plan or the Restricted Stock Agreement.
(A)Restrictions. Until the restrictions imposed on any Restricted Stock grant shall lapse (the “Restriction Period”), Shares of Restricted Stock granted to a Participant (i) shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act and (ii) shall, if the Participant's continuous employment with the Corporation or any of its Affiliates shall terminate for any reason (except as otherwise provided in the Plan or in Section III.3(B)) be returned to the Corporation forthwith, and all the rights of the Participant to such Shares shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short‑Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
(B)    Termination of Employment by Reason of Death, Long‑Term Disability or Normal Retirement. Notwithstanding any provision contained herein or in the Plan or the Restricted Stock Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of:

(i)Death or Long‑Term Disability, then the restrictions imposed on any Restricted Stock Award shall lapse as to all Shares granted to such Participant pursuant to such Restricted Stock Award on the date of such termination; or
(ii)Normal Retirement, then, unless otherwise determined by the Administrator, with respect to any time-based Restricted Stock Award then held by such Participant as to which restrictions have not lapsed, the restrictions applicable to such Restricted Stock Award shall lapse on the effective date of such Normal Retirement as to that whole number of Shares, rounded down to the nearest whole Share, equal to (a) the total number of Shares subject to such Restricted Stock Award, multiplied by (b) a fraction, the numerator of which is the number of whole calendar months, rounded down to the nearest whole month, during which the Participant provided Service to the Corporation during the entire vesting period applicable to such Award, and the denominator of which is the number of calendar months in such entire vesting period, minus (c) the number of Shares originally subject to such Restricted Stock Award with respect to which restrictions shall have lapsed as of the effective date of such Normal Retirement; provided, that for purposes of clause (b) above, “whole calendar months” shall be calculated commencing on the applicable Grant Date; and provided further, that notwithstanding any other provision of the Plan or this Statement of Terms and Conditions, this Section III.3(B)(ii) shall not apply to any Restricted Stock Award the vesting of which is based, in whole or in part, on attainment of performance objectives.
4.Dividends. Cash dividends paid with respect to Restricted Stock during the Restriction Period shall be credited on behalf of the Participant to a deferred cash account (in a manner designed to comply with Code Section 409A) and the restrictions on such cash dividends shall lapse at the same time that the restrictions lapse on the associated Restricted Stock Award. Stock dividends paid with respect to Restricted Stock during the Restriction Period shall be treated as Restricted Stock which shall be subject to the same restrictions as the original award for the duration of the Restricted Period.
5.Election to Recognize Gross Income in the Year of Grant. If any Participant validly elects within 30 days of the Grant Date, to include in gross income for federal income tax purposes an amount equal to the fair market value of the Shares of Restricted Stock granted on the Grant Date, such Participant shall (at the same time or prior to the date that the Participant files the Participant's election with the Internal Revenue Service) (A) pay to the Corporation, or make arrangements satisfactory to the Administrator to pay to the Corporation in the year of such grant, any federal, state or local taxes required to be withheld with respect to such Shares in accordance with Section VII.6 and (B) provide the Administrator with a copy of the election filed with the Internal Revenue Service.
6.Restrictive Legend. Each book entry in the records of the Corporation's transfer agent evidencing Shares granted pursuant to a Restricted Stock grant may bear an appropriate legend referring to the terms, conditions and restrictions described in the Plan and/or the Restricted Stock Agreement.

7.Expiration of Restricted Period. If and when the Restriction Period applicable to the Restricted Stock expires without a prior forfeiture, Shares shall be credited to the Participant's brokerage account of record. If the Participant does not have a brokerage account of record, then an appropriate book entry recording the Participant's interest in the unrestricted Shares shall be entered on the records of the Corporation's transfer agent.

IV.	RESTRICTED STOCK UNITS AND PERFORMANCE SHARES
1.Award Agreement.
(A)Restricted Stock Units granted under the Plan shall be evidenced by a Restricted Stock Unit Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Restricted Stock Units. Each Restricted Stock Unit Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant's country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Restricted Stock Unit Agreement. The Restricted Stock Units are also subject to the terms and conditions of the Plan.
(B)Performance Shares granted under the Plan shall be evidenced by a Performance Share Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Performance Shares. Each Performance Share Grant Notice shall incorporate by reference and be subject to this Statement of Terms and Conditions, including the special terms and conditions in the Appendix for the Participant's country (if any) which forms part of this Statement of Terms and Conditions, and together both documents shall constitute the Performance Share Agreement. Performance Shares are also subject to the terms and conditions of the Plan.
2.Special Restrictions. Restricted Stock Units and Performance Shares granted under the Plan shall be subject to the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Administrator, consistent with the terms of the Plan.
(A)Restrictions. If a Participant ceases to be a bona fide employee of the Corporation or any Affiliate (except as otherwise provided in the Plan or in Section IV.2(B)) prior to the lapse of the restrictions imposed on the Award, the unvested Restricted Stock Units or Performance Shares shall be canceled, and all the rights of the Participant to such Awards shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of the Participant's Short‑Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine.
(B)    Termination of Employment by Reason of Death, Long‑Term Disability or Normal Retirement. Notwithstanding any provision contained herein or in the Plan, the Restricted Stock Unit Agreement or Performance Share Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of such Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of:
(i)Death or Long‑Term Disability, then the restrictions imposed on any Award of Restricted Stock Units or Performance Shares shall lapse on the date of such termination; or
(ii)Normal Retirement, then, unless otherwise determined by the Administrator, with respect to any time-based Restricted Stock Units then held by such Participant as to which restrictions have not lapsed, the restrictions applicable to such Award of Restricted Stock Units shall lapse on the effective date of such Normal Retirement as to that whole number of Shares, rounded down to the nearest whole Share, equal to (a) the total number of Restricted Stock Units subject to such Award, multiplied by (b) a fraction, the numerator of which is the number of whole calendar months, rounded down to the nearest whole month, during which the Participant provided Service to the Corporation during the entire vesting period applicable to such Award, and the denominator of which is the number of calendar months in such entire vesting period, minus (c) the number of Restricted Stock Units originally subject to such Award with respect to which restrictions shall have lapsed as of the effective date of such Normal Retirement; provided, that for purposes of clause (b) above, “whole calendar months” shall be calculated commencing on the applicable Grant Date; and provided further, that notwithstanding any other provision of the Plan or this Statement of Terms and Conditions, this Section IV.2(B)(ii) shall not apply to any Performance Shares or to any Restricted Stock Units the vesting of which is based, in whole or in part, on attainment of performance objectives.
3.Dividend Equivalents. Subject to discretion of the Compensation Committee, dividend equivalents shall be credited in respect of Restricted Stock Units and Performance Shares. Cash dividends shall be credited on behalf of the Participant to a deferred cash account (in a manner designed to comply with Code Section 409A) and the restrictions on such cash dividends shall lapse at the same time that the restrictions lapse on the associated Award of Restricted Stock Units or Performance Shares (as applicable), and cash dividends, along with accrued interest (if any) on such cash dividends, shall be paid in a lump sum at the same time that the Shares underlying the Restricted Stock Unit or Performance Share Award, and to which the cash dividends relate, are distributed. Stock dividends shall be converted into additional Restricted Stock Units or Performance Shares, which will be subject to all of the terms and conditions of the underlying Restricted Stock Units or Performance Shares, including the same vesting restrictions as the underlying Award.
4.Assignability. A Participant shall not be permitted to sell, transfer, pledge, assign or encumber Restricted Stock Units or Performance Shares, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act.
5.No Stockholder Rights. Neither a Participant nor any person entitled to exercise a Participant's rights in the event of the Participant's death shall have any of the rights of a stockholder with respect to an Award of Restricted Stock Units or Performance Shares except to the extent that a book entry has been entered in the records of the Corporation's transfer agent with respect to the Shares paid upon the settlement of any vested Restricted Stock Units or Performance Shares.
6.Time of Payment of Restricted Stock Units and Performance Shares. Upon the lapse of the restriction imposed on Restricted Stock Units or Performance Shares, all Restricted Stock Units and Performance Shares that were not forfeited pursuant to Section IV.2(A) or V shall be paid to the Participant as soon as reasonably practicable after the restrictions lapse. Payment shall be made in Shares to the Participant's brokerage account of record. If the Participant does not have a brokerage account of record, then in the form of an appropriate book entry entered in the records of the Corporation's transfer agent recording the Participant's unrestricted interest in the number of Shares subject to the Restricted Stock Units or Performance Shares.
Notwithstanding the foregoing, if a Participant becomes eligible for Normal Retirement prior to the date of the lapse of restriction imposed on the Restricted Stock Units is scheduled to occur and the vesting provisions of Section IV(2)(B)(ii) apply, then such Restricted Stock Units shall be paid to the Participant in full at the earlier of (x) the date on which the Participant has a Separation from Service, subject to the delay of payment (if applicable) provided in Section VII.14, and (y) the fixed date on which the lapse of restrictions was originally scheduled to occur. The procedures set forth in Section VII.6 will be applied for any taxes due upon the lapse of restriction imposed on the Restricted Stock Units due to a Participant's Normal Retirement eligibility.

V.	SPECIAL FORFEITURE AND REPAYMENT RULES
Any other provision of this Statement of Terms and Conditions to the contrary notwithstanding, if the Administrator determines that a Participant has engaged in any of the actions described in 3 below, the consequences set forth in 1 and 2 below shall result:
1.Any outstanding Option shall immediately and automatically terminate, be forfeited and shall cease to be exercisable, without limitation. In addition, any Award of Restricted Stock, Restricted Stock Units or Performance Shares as to which the restrictions have not lapsed shall immediately and automatically be forfeited and such Shares of Restricted Stock shall be returned to the Corporation and all of the rights of the Participant to such Awards and the underlying Shares shall immediately terminate.
2.If the Participant exercised an Option within 12 months prior to the date upon which the Corporation discovered that the Participant engaged in any actions described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained by the exercise of such Option measured at the date of exercise. In addition, if the restrictions imposed on any Award of Restricted Stock, Restricted Stock Units or Performance Shares (including any unpaid dividends or Dividend Equivalents) lapsed within 12 months prior to the date the Corporation discovered that the Participant engaged in any action described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained with respect to such Award, measured at the date such Award vested.

3.The consequences described in 1 and 2 above shall apply if the Participant, either before or after termination of employment with the Corporation or its Affiliates:
(A)Discloses to others, or takes or uses for the Participant's own purpose or the purpose of others, any trade secrets, confidential information, knowledge, data or know‑how or any other proprietary information or intellectual property belonging to the Corporation or its Affiliates and obtained by the Participant during the term of the Participant's employment, whether or not they are the Participant's work product. Examples of such confidential information or trade secrets include, without limitation, customer lists, supplier lists, pricing and cost data, computer programs, delivery routes, advertising plans, wage and salary data, financial information, research and development plans, processes, equipment, product information and all other types and categories of information as to which the Participant knows or has reason to know that the Corporation or its Affiliates intends or expects secrecy to be maintained;
(B)Fails to promptly return all documents and other tangible items belonging to the Corporation or its Affiliates in the Participant's possession or control, including all complete or partial copies, recordings, abstracts, notes or reproductions of any kind made from or about such documents or information contained therein, upon termination of employment, whether pursuant to retirement or otherwise;
(C)Fails to provide the Corporation with at least 30 days' written notice prior to directly or indirectly engaging in, becoming employed by, or rendering services, advice or assistance to any business in competition with the Corporation or its Affiliates. As used herein, “business in competition” means any person, organization or enterprise which is engaged in or is about to become engaged in any line of business engaged in by the Corporation or its Affiliates at the time of the termination of the Participant's employment with the Corporation or its Affiliates;
(D)Fails to inform any new employer, before accepting employment, of the terms of this paragraph and of the Participant's continuing obligation to maintain the confidentiality of the trade secrets and other confidential information belonging to the Corporation or its Affiliates and obtained by the Participant during the term of the Participant's employment with the Corporation or any of its Affiliates;
(E)Induces or attempts to induce, directly or indirectly, any of the customers of the Corporation or its Affiliates, employees, representatives or consultants to terminate, discontinue or cease working with or for the Corporation or its Affiliates, or to breach any contract with the Corporation or any of its Affiliates, in order to work with or for, or enter into a contract with, the Participant or any third party;
(F)Engages in conduct which is not in good faith and which disrupts, damages, impairs or interferes with the business, reputation or employees of the Corporation or its Affiliates; or
(G)Fails to meet the Participant's continuing obligations with respect to non-disclosure, non-competition and/or non-solicitation under the Participant's agreement with the Corporation or any Affiliate.

The Administrator shall determine in its sole discretion whether the Participant has engaged in any of the acts set forth in (A) through (G) above, and its determination shall be conclusive and binding on all interested persons.
Any provision of this Section V which is determined by a court of competent jurisdiction to be invalid or unenforceable should be construed or limited in a manner that is valid and enforceable and that comes closest to the business objectives intended by such invalid or unenforceable provision, without invalidating or rendering unenforceable the remaining provisions of this Section V.

VI.	CHANGE IN CONTROL
If as a result of a Change in Control, the Common Stock ceases to be listed for trading on a national securities exchange (an “Exchange”), any Option, Restricted Stock Award, Restricted Stock Unit Award, or Performance Share Award that is unvested on the effective date of the Change in Control shall continue to vest according to the terms and conditions of such Award, provided that such Award is replaced with an award for voting securities of the resulting corporation or the acquiring corporation, as the case may be, (including without limitation, the voting securities of any corporation which as a result of the Change in Control owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) (the “Surviving Company”) which are traded on an Exchange (a “Replacement Award”), which Replacement Award, (i) in the case of an Option, shall consist of an option with the number of underlying shares and exercise price determined in a manner consistent with Code Section 424(a) with vesting and any other terms continuing in the same manner as the replaced Option; (ii) in the case of a Performance Share Award, shall consist of restricted stock or restricted stock units with a value (determined using the Surviving Company's stock price as of the effective date of the Change in Control) equal to the value of the Performance Share Award (determined using the Corporation's stock price and assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control), with any restrictions on such restricted stock or restricted stock units lapsing at the end of the measuring period over which performance for the replaced Performance Share Award was to be measured prior to the granting of the Replacement Award; and (iii) in the case of a Restricted Stock Award or Restricted Stock Unit Award, shall consist of restricted stock or restricted stock units with a value (determined using the Surviving Company's stock price as of the effective date of the Change in Control) equal to the value of the Restricted Stock Award or Restricted Stock Unit Award (determined using the Corporation's stock price as of the effective date of the Change in Control), with any restrictions on such restricted stock or restricted stock units lapsing at the same time and manner as the replaced Award; provided, however, that in the event of the Participant's involuntary Separation from Service by the Corporation without Cause or Separation from Service by the Participant for Good Reason during the vesting period of any Replacement Award, the Replacement Award shall immediately vest and be paid as soon as practicable following such Separation from Service (subject to Section VII.14), based on the fair market value of the underlying shares on the vesting date, or in the case of options, based on the excess of the fair market value of the underlying shares over the option exercise price on the vesting date. If any Option, Restricted Stock Award, Restricted Stock Unit Award, or Performance Share Award that is unvested at the effective time of the Change in Control is not replaced with a Replacement Award, such Award shall immediately vest and, in the case of a Performance Share

Award, shall vest based upon deemed attainment of target performance or actual performance achieved, if greater.
If as a result of a Change in Control, the Common Stock continues to be listed for trading on an Exchange, any unvested Option, Restricted Stock Award, or Restricted Stock Unit Award shall continue to vest according to the terms and conditions of such Award and any Performance Share Award shall be replaced with a Restricted Stock Award or Restricted Stock Unit Award where the number of shares subject to such Restricted Stock Award or Restricted Stock Unit Award shall be equal to the number of Performance Shares assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control with any restrictions on such Restricted Stock Award or Restricted Stock Unit Award lapsing at the end of the measuring period over which performance for the replaced Performance Share Award was to be measured prior to the granting of the replacement Award; provided however, that, in the event of the Participant's involuntary Separation from Service by the Corporation without Cause or Separation from Service by the Participant for Good Reason during the vesting period of an Award, such Award shall immediately vest and be paid as soon as practicable following such Separation from Service (subject to Section VII.14).

VII.	MISCELLANEOUS
1.No Effect on Terms of Employment. Participation in the Plan shall not create a right to further employment with the Participant's employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate, with or without cause, or change the terms of employment of a Participant at any time.
2.Grants to Participants in Foreign Countries. In making grants to Participants in foreign countries, the Administrator has the full discretion to deviate from this Statement of Terms and Conditions in order to adjust grants under the Plan to prevailing local conditions, including custom and legal and tax requirements. Furthermore, the Corporation reserves the right to impose other requirements on the Participant's participation in the Plan on the Award and on any Shares acquired under the Plan, to the extent the Corporation determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertaking that may be necessary to accomplish the foregoing.
3.Information Notification. Any information required to be given under the terms of an Award shall be addressed to the Corporation in care of its Corporate Secretary at McKesson Corporation, One Post Street, San Francisco, California 94104, and any notice to be given to a Participant shall be addressed to such Participant at the address indicated beneath the Participant's name on the Award Agreement or such other address as either party may designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office.

4.Administrator Decisions Conclusive. All decisions of the Administrator administering the Plan upon any questions arising under the Plan or under an Award Agreement, shall be conclusive and binding on all interested persons.
5.No Effect on Other Benefit Plans. Nothing herein contained shall affect a Participant's right to participate in and receive benefits from and in accordance with the then current provisions of any pensions, insurance or other employment welfare plan or program offered by the Corporation.
6.Withholding. Regardless of any action the Corporation or the Employer takes with respect to any federal, state or local income tax, social insurance, payroll tax, payment on account or other tax-related items related to the Participant's participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant's responsibility and may exceed the amount actually withheld by the Corporation or the Employer. The Participant further acknowledges that the Corporation and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the grant, vesting or exercise of the Award, as applicable, the subsequent sale of Shares acquired pursuant to the Plan and the receipt of any dividends and/or dividend equivalents; and (2) do not commit and are under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate the Participant's liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, the Participant acknowledges that the Corporation and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to any relevant taxable or tax withholding event, as applicable, the Participant will pay or make adequate arrangements satisfactory to the Corporation and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (1) withholding from the Participant's wages or other cash compensation paid to the Participant by the Corporation and/or the Employer; (2) withholding from proceeds of the sale of Shares acquired under the Plan either through a voluntary sale or through a mandatory sale arranged by the Corporation (on the Participant's behalf pursuant to this authorization and any other authorization the Corporation and/or the broker designated by the Corporation may require the Participant to sign in connection with the sale of Shares); or (3) withholding Shares to be issued upon grant, vesting/settlement or exercise, as applicable. Calculation of the number of Shares to be withheld shall be made based on the closing price of the Common Stock on the New York Stock Exchange on the date that the amount of tax to be withheld is determined. In no event, however, shall the Corporation be required to issue fractional Shares. With respect to an Award other than an Option, if adequate arrangements to satisfy the obligations with regard to all Tax-Related Items are not made by the Participant with the Corporation and/or the Employer prior to the relevant taxable event, the Corporation will satisfy such obligations as provided above in (3) of this paragraph.

To avoid negative accounting treatment, the Corporation may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant will be deemed to have been issued the full number of Shares subject to the Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Participant's participation in the Plan.
Finally, the Participant shall pay to the Corporation or the Employer any amount of Tax-Related Items that the Corporation or the Employer may be required to withhold or account for as a result of the Participant's participation in the Plan that cannot be satisfied by the means previously described. The Corporation may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Participant fails to comply with the Participant's obligations in connection with the Tax-Related Items.
The Administrator shall be authorized to establish such rules, forms and procedures as it deems necessary to implement the foregoing.
7.Successors. The Award Agreements shall be binding upon and inure to the benefit of any successor or successors of the Corporation. “Participant” as used herein shall include the Participant's Beneficiary.
8.Delaware Law. The interpretation, performance, and enforcement of all Award Agreements shall be governed by the laws of the State of Delaware.
9.Nature of Grant. In accepting the grant, the Participant acknowledges that:
(A)the Plan is established voluntarily by the Corporation, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Corporation at any time;
(B)the grant of the Award is voluntary and occasional and does not create any contractual or other right to receive future Award grants, or benefits in lieu of Awards, even if Awards have been granted repeatedly in the past;
(C)all decisions with respect to future Awards, if any, will be at the sole discretion of the Corporation;
(D)the Participant is voluntarily participating in the Plan;
(E)the Award is not part of normal or expected compensation for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;
(F)the Award will not be interpreted to form an employment contract or relationship with the Corporation; and furthermore, the Award will not be interpreted to form an employment contract with any subsidiary or Affiliate of the Corporation;

(G)the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;
(H)if the underlying Shares do not increase in value, the Options will have no value;
(I)in consideration of the grant of the Award, no claim or entitlement to compensation or damages shall arise from forfeiture of the Award which results from termination of the Participant's employment with the Employer or the Corporation or one of its Affiliates (for any reason whatsoever) and the Participant irrevocably releases the Corporation or its Affiliates from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by accepting the Award, the Participant shall be deemed irrevocably to have waived the Participant's entitlement to pursue such claim;
(J)for purposes of an Award, the Participant's employment relationship will be considered terminated as of the date the Participant is no longer a bona fide employee of the Corporation or one of its Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of the employment laws in the jurisdiction where the Participant is employed or the terms of the Participant's employment agreement, if any), and unless otherwise expressly provided in this Award Agreement or determined by the Corporation in its sole discretion, the Participant's right to receive Awards and vest in Awards under the Plan, if any, will terminate effective as of such date and will not be extended by any notice period mandated under local law; similarly, any right to exercise Options under the Plan after termination of employment will be measured as of the date the Participant is no longer a bona fide employee of the Corporation or one of its Affiliates and will not be extended by any notice period mandated under local law; the Administrator shall have the sole discretion to determine when the Participant is no longer a bona fide employee;
(K)the Corporation is not providing any tax, legal or financial advice, nor is the Corporation making any recommendations regarding participation in the Plan or the Participant's acquisition or sale of Shares; and
(L)Participant is hereby advised to consult with the Participant's own personal tax, legal and financial advisors regarding Participant's participation in the Plan before taking any action related to the Plan.
10.Data Privacy. By accepting the Award, the Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant's personal data as described in this document by and among, as applicable, the Employer and the Corporation and its Affiliates for the exclusive purpose of implementing, administering and managing participation in the Plan.
The Participant understands that the Corporation and the Employer hold certain personal information about the Participant, including, but not limited, the Participant's name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any Shares or directorships held in the Corporation, details of all Options,

Restricted Stock, Restricted Stock Units, Performance Shares, Other Share-Based Awards, or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant's favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that recipients of Data may be located in the United States or elsewhere, and that the recipient's country may have different data privacy laws and protections than the Participant's country. The Participant understands that if the Participant resides outside of the United States, the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting the local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares acquired under the Plan. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant's participation in the Plan. The Participant understands that if the Participant resides outside of the United States, the Participant may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, without cost, by contacting in writing the local human resources representative. Further, the Participant understands that the Participant is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if the Participant later seeks to revoke the Participant's consent, the Participant's employment status or service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing the Participant's consent is that the Corporation would not be able to grant the Participant Awards or administer or maintain such Awards. Therefore, the Participant understands that refusing or withdrawing consent may affect the Participant's ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that the Participant may contact the local human resources representative.
11.Severability. The provisions in this Statement of Terms and Conditions are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
12.Language. If the Participant has received this Statement of Terms and Conditions or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
13.Electronic Delivery. The Corporation may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Corporation or a third party designated by the Corporation.

14.Section 409A. If (i) the Participant is a Specified Employee at the time of the Participant's Separation from Service, and (ii) some or any portion of the amounts payable to the Participant, if any, when considered together with any other payments or benefits which may be considered deferred compensation under section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and subject to the plan aggregation rules under Treasury Regulation section 1.409A-1(c)(3)(viii) (together, the “Deferred Compensation Benefits”) would result in the imposition of additional tax under Section 409A if paid to the Participant on or within the six month period following the Separation from Service, then to the extent such portion of the Deferred Compensation Benefits resulting in the imposition of additional tax would otherwise have been payable on or within the first six months following the Separation from Service, it will instead become payable on the first payroll date that occurs in the seventh month following the Separation from Service (or such longer period as is required to avoid the imposition of additional tax under Section 409A). All subsequent Deferred Compensation Separation Benefits, if any, will be payable in accordance with the payment schedule applicable to each payment or benefit.

VIII.	DEFINITIONS
When capitalized in this Statement of Terms and Conditions, the following terms shall have the meaning set forth below:
1.“Award Agreement” means an agreement between the Participant and the Corporation evidencing the grant of an Option, Restricted Stock Award, Restricted Stock Award, Performance Shares or Other Share-Based Award, as applicable.
2.“Cause” means termination of the Participant's employment with the Corporation or an Affiliate upon the Participant's negligent or willful engagement in misconduct which, in the sole determination of the Chief Executive Officer of the Corporation (or the Chief Executive Officer's designee), is injurious to the Corporation, its employees, or its customers.
3.“Early Retirement” means a termination of employment which occurs prior to Normal Retirement but on or after the date on which the Participant's age (expressed in terms of years and completed months) plus service with the Corporation or an Affiliate equals 65. For purposes of determining eligibility for Early Retirement, the term “service” shall include years and completed whole months of service.
4.“Family Member” means any person identified as an “immediate family” member in Rule 16(a)‑1(e) of the Exchange Act, as such Rule may be amended from time to time. Notwithstanding the foregoing, the Administrator may designate any other person(s) or entity(ies) as a “family member.”
5.    “Good Reason” means any of the following actions, if taken without the express written consent of the Participant:
(A)    Any material change by the Corporation in the Participant's functions, duties, or responsibilities, which change would cause the Participant's position with the Corporation to become of less dignity, responsibility, importance, or scope from the position and attributes that applied to the Participant immediately prior to the Change in Control; provided, however, that, any such change attributable to the Corporation's no longer being a company with publicly traded common stock shall not constitute Good Reason; and provided, further, that a reduction in the Participant's functions, duties or responsibilities solely by virtue of the Corporation being acquired and made part of a larger entity (for example, if following a Change in Control the Participant retains the Participant's position, or has a comparable position, with respect to a division or subsidiary of the acquirer that contains the Corporation's business) shall not constitute Good Reason;
(B)    Any significant reduction in the Participant's aggregate base annual salary and target incentive opportunity, as in effect immediately prior to the Change in Control;
(C)    Any material failure by the Corporation to comply with any of the provisions of an Award subsequent to a Change in Control; or
(D)    The Corporation's requiring the Participant to be based at any location which would increase the Participant's regular one-way commute by more than 25 miles from that in effect immediately preceding the Change in Control, except for travel reasonably required in the performance of the Participant's responsibilities;
Provided that the Participant gives notice to the Corporation of the existence of the Good Reason condition within 30 days of the initial existence of the Good Reason condition and the Corporation is provided 30 days after receipt of the Participant's notice to remedy the Good Reason condition; provided further that the Participant's Separation from Service must occur within six months from the initial existence of the Good Reason condition if the Corporation does not remedy such condition for such separation to be considered to be for Good Reason.
6.    “Expiration Date” means the date that an Option expires as set forth in the Option Grant Notice as the “Expiration Date.”
7.    “Grant Date” means the date the Administrator grants the Award.
8.    “Grant Notice” means the notice of an Award granted to the Participant, which sets forth certain terms of such Award.
9.    “Long‑Term Disability” means a physical or mental condition in respect of which the administrator of the Corporation's long-term disability plan has determined that the Participant is eligible to receive income replacement benefits; or, if the Participant is not then a participant in the Corporation's long-term disability plan, a physical or mental condition that the administrator of the Corporation's long-term disability plan determines would have rendered the Participant eligible to receive income replacement benefits, had the Participant been enrolled in such plan.
10.    “Normal Retirement” means retirement at age 65 (62, in the case of a participant in the McKesson Corporation 1984 Executive Benefit Retirement Plan) with at least 10 years of service with the Corporation or an Affiliate. For purposes of determining eligibility for Normal Retirement, “service” shall mean completed whole years of service (12 consecutive months).

11.    “Option Period” means the period commencing on the Grant Date of an Option and, except at otherwise provided in Section II.5, ending on the Expiration Date.
12.    “Separation from Service” means termination of employment with the Corporation or an affiliate. A Participant shall be deemed to have had a Separation from Service if the Participant's service with the Corporation or an affiliate is reduced to an annual rate that is equal to or less than 20% of the services rendered, on average, during the immediately preceding three years of service with the Corporation or an affiliate (or, if providing service to the Corporation or an affiliate for less than three years, such lesser period).
13.    “Short‑Term Disability” means short‑term disability as defined in the Corporation's short‑term disability plan.
14.    “Specified Employee” means those employees identified by the Corporation as "Specified Employees" for purposes of Section 409A of the Code.

CEO Other EOs ECOT

FORM OF
MCKESSON CORPORATION 2013 STOCK PLAN
STOCK OPTION GRANT NOTICE

Optionee Name:
Optionee Address:
Type of Option:	Nonstatutory Stock Option
Grant Date:
Shares Granted:
Price per Share:
Vesting Schedule:
Expiration Date:

McKesson Corporation (the “Company”) is pleased to grant you a nonstatutory stock option under the Company's 2013 Stock Plan (the “Plan”) to purchase shares of common stock of the Company (“Shares”). This Grant Notice (“Notice”), together with the Statement of Terms and Conditions, as provided as an attachment to this Notice (the “ST&Cs”), constitute your Stock Option Agreement, which along with the Plan (note that the Plan incorporates by reference the Company's Compensation Recoupment Policy (the “Recoupment Policy”) and the Company's Stock Ownership Policy (the “Company Stock Ownership Policy”) as both are amended from time to time) set forth the terms of your grant.

Below is a list of documents that are made available to you in connection with this Notice. PLEASE BE SURE TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION SPECIFIC TO THIS GRANT OF AN OPTION. This grant, along with any other grants you may have received in the past can be viewed on the Merrill Lynch web site at www.benefits.ml.com.

This Option is subject to earlier termination than the expiration date set above in certain circumstances, as set forth in the Plan and ST&Cs. For more information about stock options, including information on how to exercise your Option, visit the Corporate Secretary's Website on McKNET under About McKesson/Legal/Office of the General Counsel/Corporate Secretary/Stock Administration.

By signing below, I acknowledge that:

1.
I agree to receive copies of the Plan, the Plan prospectus and other Plan information, including information prepared to comply with the laws outside the United States, from the Company's website and stockholder information, including copies of any annual report, proxy and Form

10-K, from the Investor Resources section of the McKesson website at www.mckesson.com; and

2.
I also acknowledge that copies of the Plan, Plan prospectus, Plan information and stockholder information are available upon written or telephonic request to the Corporate Secretary (1-800-826-9360); and

3.	I have access to the Company's web site; and

4.	I consent to receiving electronically a copy of the document set forth above and attachments to this Notice; and

5.	The Plan, (including the Recoupment Policy and Stock Ownership Policy) and ST&Cs are incorporated by reference to this Notice; and

6.	The Company recommends that the Optionee consult with a tax advisor prior to accepting or exercising this Option; and

7.	I accept ALL the terms and conditions as set forth in the Plan and ST&Cs applicable to this Option.

IN WITNESS WHEREOF, the Optionee has executed this Agreement, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

Name	Date	Optionee Signature	Date
Title
McKesson Corporation

ATTACHMENTS:
* 2013 Stock Plan
* ST&Cs Applicable to _____________
* Compensation Recoupment Policy
* Stock Ownership Policy
* 2013 Stock Plan Prospectus

July 2013

EMPLOYEE

FORM OF
MCKESSON CORPORATION 2013 STOCK PLAN
STOCK OPTION GRANT NOTICE

Optionee Name:
Optionee Address:
Type of Option:	Nonstatutory Stock Option
Grant Date:
Shares Granted:
Price per Share:
Vesting Schedule:
Expiration Date:

McKesson Corporation (the “Company”) is pleased to grant you a nonstatutory stock option under the Company's 2013 Stock Plan (the “Plan”) to purchase shares of common stock of the Company (“Shares”). This Grant Notice (“Notice”), together with the Statement of Terms and Conditions, as provided as an attachment to this Notice (the “ST&Cs”), constitute your Stock Option Agreement, which along with the Plan (note that the Plan incorporates by reference the Company's Compensation Recoupment Policy, as amended from time to time (the “Recoupment Policy”)) set forth the terms of your grant.

Below is a list of documents that are made available to you in connection with this Notice. PLEASE BE SURE TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION SPECIFIC TO THIS GRANT OF AN OPTION. This grant, along with any other grants you may have received in the past can be viewed on the Merrill Lynch web site at www.benefits.ml.com.

This Option is subject to earlier termination than the expiration date set above in certain circumstances, as set forth in the Plan and ST&Cs. For more information about stock options, including information on how to exercise your Option, visit the Corporate Secretary's Website on McKNET under About McKesson/Legal/Office of the General Counsel/Corporate Secretary/Stock Administration.

By signing below, I acknowledge that:

1.
I agree to receive copies of the Plan, the Plan prospectus and other Plan information, including information prepared to comply with the laws outside the United States, from the Company's website and stockholder information, including copies of any annual report, proxy and Form

10-K, from the Investor Resources section of the McKesson website at www.mckesson.com; and

2.
I also acknowledge that copies of the Plan, Plan prospectus, Plan information and stockholder information are available upon written or telephonic request to the Corporate Secretary (1-800-826-9360); and

3.	I have access to the Company's web site; and

4.	I consent to receiving electronically a copy of the document set forth above and attachments to this Notice; and

5.	The Plan (including the Recoupment Policy) and ST&Cs are incorporated by reference to this Notice; and

6.	The Company recommends that the Optionee consult with a tax advisor prior to accepting or exercising this Option; and

7.	I accept ALL the terms and conditions as set forth in the Plan and the ST&Cs applicable to this Option.

IN WITNESS WHEREOF, the Optionee has executed this Agreement, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

Name	Date	Optionee Signature	Date
Title
McKesson Corporation

ATTACHMENTS:
* 2013 Stock Plan
* ST&Cs Applicable to Employee
* Compensation Recoupment Policy
* 2013 Stock Plan Prospectus
* Appendix - (country specific)

July 2013

OUTSIDE DIRECTOR

FORM OF
MCKESSON CORPORATION 2013 STOCK PLAN
RESTRICTED STOCK UNIT GRANT NOTICE

Grantee Name:
Grantee Address:
Number of RSUs Granted:
Date of Grant:
Vesting Dates:

Vesting Schedule: 100% vested on grant date.

McKesson Corporation (the “Company”) is pleased to grant you restricted stock units (“RSUs”) under the Company's 2013 Stock Plan, as may be amended from time to time (the “Plan”) to receive ownership of shares of common stock of the Company (“Shares”). This Grant Notice (“Notice”), together with the Statement of Terms and Conditions, as provided as an attachment to this Notice (the “ST&Cs”), constitute your Restricted Stock Unit Agreement, which along with the Plan set forth the terms of your grant.

Below is a list of documents that are made available to you in connection with this Notice. PLEASE BE SURE TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION SPECIFIC TO THIS GRANT OF RSUs. This grant, along with any other grants you may have received in the past can be viewed on the Merrill Lynch web site at www.benefits.ml.com.

By signing below, I acknowledge that:

1.
I agree to receive copies of the stockholder information, including copies of any annual report, proxy and Form 10-K, from the Investor Resources section of the McKesson website at www.mckesson.com; and

2.
I also acknowledge that copies of the Plan, Plan prospectus, Plan information and stockholder information are available upon written or telephonic request to the Corporate Secretary (1-800-826-9360); and

3.	I have access to the Company's web site; and

4.	I consent to receiving electronically a copy of the documents set forth above and attachments to this Notice; and

5.	The Plan and ST&Cs are incorporated by reference to this Notice; and

6.	The Company recommends that the Grantee consult with a tax advisor prior to accepting or vesting of this grant of RSUs; and

7.	I accept ALL the terms and conditions as set forth in the Plan and the ST&Cs applicable to this grant of RSUs.

IN WITNESS WHEREOF, the Grantee has executed this Agreement, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

By:
	John H. Hammergren	Date	Grantee Signature	Date
Chairman, President and Chief Executive Officer
McKesson Corporation

PLEASE RETURN ONE SIGNED COPY OF THIS AGREEMENT TO: McKesson Corporation Stock Administration One Post Street, 35th Floor, San Francisco, CA 94104 Attention: Evelyn Shaffer	ATTACHMENTS: * 2013 Stock Plan * ST&Cs Applicable to Outside Director * 2013 Stock Plan Prospectus for Non-Employee Directors * Designation of Beneficiary Form

July 2013

CEO Other EOs ECOT

FORM OF
MCKESSON CORPORATION 2013 STOCK PLAN
RESTRICTED STOCK UNIT GRANT NOTICE

Grantee Name:
Grantee Address:
Number of RSUs Granted:
Date of Grant:
Vesting Dates:

Vesting Schedule: Provided you continue to provide service to the company or any Affiliate of the Company through the vesting date, the RSUs will become vested _________ on ___________________.

McKesson Corporation (the “Company”) is pleased to grant you restricted stock units (“RSUs”) under the Company's 2013 Stock Plan (the “Plan”) to receive ownership of shares of common stock of the Company (“Shares”). This Grant Notice (“Notice”), together with the Statement of Terms and Conditions, as provided as an attachment to this Notice (the “ST&Cs”), constitute your Restricted Stock Unit Agreement, which along with the Plan (note that the Plan incorporates by reference the Company's Compensation Recoupment Policy (the “Recoupment Policy”) and the Company's Stock Ownership Policy (the “Company Stock Ownership Policy”), as both are amended from time to time) set forth the terms of your grant.

Below is a list of documents that are made available to you in connection with this Notice. PLEASE BE SURE TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION SPECIFIC TO THIS GRANT OF RSUs. This grant, along with any other grants you may have received in the past can be viewed on the Merrill Lynch web site at www.benefits.ml.com.

By signing below, I acknowledge that:

1.
I agree to receive copies of the Plan, the Plan prospectus and other Plan information, including information prepared to comply with the laws outside the United States, from the Company's website and stockholder information, including copies of any annual report, proxy and Form 10-K, from the Investor Resources section of the McKesson website at www.mckesson.com; and

2.
I also acknowledge that copies of the Plan, Plan prospectus, Plan information and stockholder information are available upon written or telephonic request to the Corporate Secretary (1-800-826-9360); and

3.	I have access to the Company's web site; and

4.	I consent to receiving electronically a copy of the documents set forth above and attachments to this Notice; and

5.	The Plan (including the Recoupment Policy and Stock Ownership Policy) and ST&Cs are incorporated by reference to this Notice; and

6.	The Company recommends that the Grantee consult with a tax advisor prior to accepting or vesting of this grant of RSUs; and

7.	I accept ALL the terms and conditions as set forth in the Plan and ST&Cs applicable to this grant of RSUs.

IN WITNESS WHEREOF, the Grantee has executed this Agreement, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

John H. Hammergren	Date	Grantee Signature	Date
Chairman of the Board, President and Chief Executive Officer
McKesson Corporation

ATTACHMENTS:
* 2013 Stock Plan
* ST&Cs Applicable to __________
* Compensation Recoupment Policy
* Stock Ownership Policy
* 2013 Stock Plan Prospectus
* Designation of Beneficiary Form

July 2013

EMPLOYEE

FORM OF
MCKESSON CORPORATION 2013 STOCK PLAN
RESTRICTED STOCK UNIT GRANT NOTICE

Grantee Name:
Grantee Address:
Number of RSUs Granted:
Date of Grant:
Vesting Dates:

Vesting Schedule: Provided you continue to provide service to the company or any Affiliate of the Company through the vesting date, the RSUs will become vested ____ on __________________.

McKesson Corporation (the “Company”) is pleased to grant you restricted stock units (“RSUs”) under the Company's 2013 Stock Plan (the “Plan”) to receive ownership of shares of common stock of the Company (“Shares”). This Grant Notice (“Notice”), together with the Statement of Terms and Conditions, as provided as an attachment to this Notice (the “ST&Cs”), constitute your Restricted Stock Unit Agreement, which along with the Plan (note that the Plan incorporates by reference the Company's Compensation Recoupment Policy, as amended from time to time (the “Recoupment Policy”)) set forth the terms of your grant.

Below is a list of documents that are made available to you in connection with this Notice. PLEASE BE SURE TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION SPECIFIC TO THIS GRANT OF RSUs. This grant, along with any other grants you may have received in the past can be viewed on the Merrill Lynch web site at www.benefits.ml.com.

By signing below, I acknowledge that:

1.
I agree to receive copies of the Plan, the Plan prospectus and other Plan information, including information prepared to comply with the laws outside the United States, from the Company's website and stockholder information, including copies of any annual report, proxy and Form 10-K, from the Investor Resources section of the McKesson website at www.mckesson.com; and

2.
I also acknowledge that copies of the Plan, Plan prospectus, Plan information and stockholder information are available upon written or telephonic request to the Corporate Secretary (1-800-826-9360); and

3.	I have access to the Company's web site; and

4.	I consent to receiving electronically a copy of the documents set forth above and attachments to this Notice; and

5.	The Plan (including the Recoupment Policy) and ST&Cs are incorporated by reference to this Notice; and

6.	The Company recommends that the Grantee consult with a tax advisor prior to accepting or vesting of this grant of RSUs; and

7.	I accept ALL the terms and conditions as set forth in the Plan and the ST&Cs applicable to this grant of RSUs.

IN WITNESS WHEREOF, the Grantee has executed this Agreement, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

John H. Hammergren	Date	Grantee Signature	Date
Chairman of the Board, President and Chief Executive Officer
McKesson Corporation

ATTACHMENTS:
* 2013 Stock Plan
* ST&Cs Applicable to Employees
* Compensation Recoupment Policy
* 2013 Stock Plan Prospectus
* Appendix - (country specific)

July 2013